[Background Compass Graphic Omitted]


   BISHOP STREET
        FUNDS


ANNUAL REPORT
DECEMBER 31, 2002

EQUITY FUND
STRATEGIC GROWTH FUND
TAX MANAGED EQUITY FUND
HIGH GRADE INCOME FUND
HAWAII MUNICIPAL BOND FUND
MONEY MARKET FUND
TREASURY MONEY MARKET FUND


INVESTMENT ADVISER

BISHOP STREET
CAPITAL MANAGEMENT

[Bishop Street Logo Omitted]
       YOUR AVENUE
  TO SOUND INVESTMENT

                   Introducing a new addition to our family...
                                The Bishop Street
                            Tax Managed Equity Fund!

The Bishop Street Funds is pleased to announce the latest addition to our mutual fund family: the Tax Managed Equity Fund.

If you are seeking to:
o Invest for a long-term goal.
o Reduce the risk in your existing portfolio by adding diversification.
o Achieve long-term capital appreciation with minimum tax liability.
o Participate in the growth potential of the stock market, and are willing to accept the risk of high share price volatility.

Then you should consider adding the Tax
Managed Equity Fund to your portfolio.

o INVESTS PRIMARILY IN U.S. COMMON STOCKS.
o PORTFOLIO COMPRISED OF LOW DIVIDEND-
  YIELDING SECURITIES.
o EXPECTED TO EXPERIENCE A LOW LEVEL OF
  PORTFOLIO TURNOVER.


[Background Graphic Omitted]

Visit us at
www.bishopstreetfunds.com
or call 1-800-262-9565
today to discover how the
Bishop Street Funds Tax
Managed Equity Fund can help
diversify the equity portion of
your portfolio.

Investment in shares of mutual funds involves risk, including the possible loss of principal. This information must be preceded or accompanied by the current prospectus for the Bishop Street Funds. Please read the prospectus carefully before you invest or send money. To obtain additional information, call 1-800-262-9565. The Bishop Street Funds are distributed by SEI Investments
Distribution Co., which is not affiliated with First Hawaiian Bank, Bank of the West or BancWest Corporation. BancWest Corporation is a wholly-owned subsidiary of BNP Paribas.

--------------------------------------------------------------------------------
                Not FDIC Insured May Lose Value No Bank Guarantee
--------------------------------------------------------------------------------

                                  BISHOP STREET
                                TABLE OF CONTENTS
                                      FUNDS

      LETTER TO SHAREHOLDERS ...............................................  2

      INVESTMENT ADVISER'S REPORT ..........................................  4

      EQUITY FUND
            Management Discussion ..........................................  8
            Schedule of Investments ........................................ 11

      STRATEGIC GROWTH FUND
            Management Discussion .......................................... 16
            Statement of Net Assets ........................................ 19

      TAX MANAGED EQUITY FUND
            Management Discussion .......................................... 23
            Statement of Net Assets ........................................ 25

      HIGH GRADE INCOME FUND
            Management Discussion .......................................... 31
            Schedule of Investments ........................................ 33

      HAWAII MUNICIPAL BOND FUND
            Management Discussion .......................................... 38
            Statement of Net Assets ........................................ 40

      MONEY MARKET & TREASURY MONEY MARKET FUNDS
            Management Discussion .......................................... 49
            Statements of Net Assets ....................................... 50
      Statements of Assets and Liabilities ................................. 57
      Statements of Operations ............................................. 58
      Statements of Changes in Net Assets .................................. 60
      Financial Highlights ................................................. 64
      Notes to Financial Statements ........................................ 68
      Report of Independent Accountants .................................... 78
      Notice to Shareholders ............................................... 79
      Board of Trustees and Officers ....................................... 80

                                  BISHOP STREET
                              LETTER TO SHAREHOLDERS
                                      FUNDS

[Photo of Robin S. Midkiff Omitted]

DEAR SHAREHOLDER:

The year 2002 was as unforgettable as it was worthy of forgetting. In fact, as painful as 2000 and 2001 felt at the time, 2002 was clearly much worse. Unless an investor only owned bonds, where total returns were again very strong, it was an unhappy year. Even money market funds proved somewhat disappointing as the Fed (Federal Reserve Board) drove short-term interest rates to 40-year lows. And the stock market passed a host of grim milestones: the market was down for a third consecutive year for the first time since World War II; the S&P 500 Composite Index had its worst single year since 1974; and, the NASDAQ composite (down over 70% from its high) has now retraced the pattern of the Dow Jones Industrial Average in the Great Depression and Japanese Nikkei in the 1980's bubble.

The specter of global terrorism and the prospect of a war continue to hang over the market, pressuring both stock prices and consumer confidence. Furthermore, the potential conflict with Iraq has also put a war premium on the price of oil, which acts as a tax on economic activity. Mix in economic chaos and political upheaval in Latin America, renewed friction on the Korean Peninsula, the ongoing slump in Japan and stagnation in Europe, and the "wall of worry" that the market needs to climb looks steep indeed.

The good news for investors is that this litany of woes is well known, and therefore well on the way to being discounted by the market. On the other side, the Fed is clearly ready to do whatever it can to stimulate economic recovery, while the Bush administration is committed to cutting taxes and boosting spending. Expectations for profit growth have also come down to a level that more accurately reflects the current period of modest improvement. Once the international situation gets closer to resolution, corporations are likely to begin reinvesting in their businesses to make up for the last few years of under-investment. This should then ease the burden on the U.S. consumer, who has single-handedly driven the current economic expansion, and create a better backup the second half of 2003.


Bishop Street Funds                    2

                                                    [Bishop Street Logo Omitted]

In our efforts to strengthen our investment team, we've added 10 investment professionals to Bishop Street Capital Management operations in the past year. Our team has 206 years of combined financial services experience. Their credentials include a large number of professional degrees: 7 MBAs, 2 MAs, 1 JD, and 1 MD. One of our senior analysts has been on THE WALL STREET JOURNAL all-star analyst team twice, mostly recently in 2002.
To address different client needs, Bishop Street Capital Management also has expanded its array of investment strategies. Last year we added two new equity mutual funds to our Bishop Street Funds family, advised by Bishop Street Capital Management. The Bishop Street Tax Managed Equity Fund attempts to maximize long-term capital growth while minimizing tax impact to shareholders. The Bishop Street Strategic Growth Fund, created through and sub-advised by the asset management arm of BNP Paribas, is designed for the client seeking longer-term capital appreciation.

Thank you for your continued support and confidence.


Sincerely,

/s/Robin S. Midkiff

Robin S. Midkiff
President
Bishop Street Capital Management


December 31, 2002                      3               www.bishopstreetfunds.com

                                  BISHOP STREET
                           INVESTMENT ADVISER'S REPORT
                                      FUNDS


2003 - PITFALLS AND OPPORTUNITIES

INFLATION, DEFLATION AND INTEREST RATES

The Fed announced a fundamental change in monetary policy with far-reaching ramifications for the economy late in 2002. New Fed Governor Ben Bernake, in a now famous speech entitled "Deflation, Making Sure `It' Doesn't Happen Here," laid out the extraordinary responses the Fed could take to prevent a Japanese-style deflationary spiral in the U.S. In essence, the Fed said that if its aggressive easing of short-term interest rates did not prove sufficient to stimulate the economy and avoid a situation of declining demand and falling prices, it was prepared to intervene and manipulate long-term interest rates as well. Its mechanism for doing so would be to buy long-term Treasury securities in the open market and hold them for the Fed's account - thereby injecting liquidity into the system. Effectively this would amount to printing money to inflate the economy. Furthermore, Bernake said that the Fed could also go so far as to buy private-sector securities by lending money to the banking sector at 0% interest backed by corporate obligations. Finally, he reminded the market that the Fed in conjunction with the government could, and in fact did, during the Great Depression, intervene in the foreign exchange market to weaken the currency if the other steps failed.

Why is this such a significant change? Since the 1970's, the Fed has been very hawkish in communicating to the market that its primary, if not sole, objective was bringing down inflation. The clear implication of Bernake's speech, which was subsequently echoed by Fed Chairman Alan Greenspan, is that the Fed will tolerate an uptick in inflation to avoid the reverse. For the bond market, the longer-term implications of this policy shift are negative, as rising inflation would depress the value of fixed-income securities. In the short-term, the reverse might be true as the Fed might force rates lower, but the new Fed stance, along with an improving economy and growing budget deficits, should result in upward pressure on interest rates as the year progresses. From a longer-term perspective, it also implies that the secular bull market in bonds that started in the early 1980's is over.


Bishop Street Funds                    4

                                                    [Bishop Street Logo Omitted]


VALUATIONS

In 2001, the operating profits of the S&P 500 Composite Index declined approximately 20% and the S&P 500 Composite Index fell 12%. In 2002, profits for the S&P 500 Composite Index probably expanded at about 5% and the market declined 22%. While we have already discussed the other events that pushed stocks lower last year, the stock markets' reaction to earnings growth seems counterintuitive. The missing link between the two is that results relative to expectations are more important to the short-term direction of stock prices than the results themselves. Coming into 2002, analysts were forecasting closer to 25% growth, so 5% was a significantly negative surprise.

We expect that in 2003, earnings will grow even faster than last year, but again will fall short of Wall Street's consensus estimates of 16% growth. It is true that Wall Street analysts don't have the credibility that they once did, so being wrong won't be much of a shock to the market. But as we saw coming out of the last recession, it's hard for the market to make much headway until excess optimism comes out of Wall Street's forecasts.

The good news is that the spread has tightened considerably between a reasonable expectation for high single-digit earnings growth for 2003 and analysts' forecasts. Also, top-down growth forecasts from Wall Street strategists, who tend to be more realistic than their analyst counterparts, have already fallen to 11% from the mid-teens last year. Furthermore, assuming a speedy resolution of the spat with Iraq, it is reasonable to expect 2004 to show improvement over this year, which should further bolster investor confidence in the second half of 2003.

On balance then, the improving profit outlook should be a positive for stocks, but only modestly so given high current expectations. It would be surprising in this context if investors put a higher valuation on the market, especially as the price earnings (P/E) multiple is hardly cheap in a historical context. Yet, since the declines in the market of the last few years have wrung out the excesses of the 1990's, the counter forces of valuations and earnings growth should balance out and equity prices should be responding to profit trends by year-end.


December 31, 2002                      5               www.bishopstreetfunds.com

                                  BISHOP STREET
                           INVESTMENT ADVISER'S REPORT
                                      FUNDS


GLOBAL UNCERTAINTY

There is no question that the biggest risk to the market lies in events that are playing out beyond our shores. The specter of global terrorism and the prospect of a war continue to hang over the market, pressuring stock prices and both business and consumer confidence. Furthermore, the potential conflict with Iraq has also put a war premium on the price of oil, which acts as a tax on economic activity. Mix in economic chaos and political upheaval in Latin America, renewed friction on the Korean Peninsula, the ongoing slump in Japan and stagnation in Europe, and the "wall of worry" that the market needs to climb looks steep indeed.

Of all these concerns, foremost on investors' minds is the escalating conflict with the Iraqi regime of Saddam Hussein. In the context of the financial markets, investors have already attempted to discount the most likely result. The financial barometers potentially most affected by open warfare have already built in a "war premium." Oil at more than $30/barrel is up 50% year-over-year and at the highest average price since the Gulf War under the first Bush administration. Gold as well has now advanced 25% from its twelve-month low, and the dollar has weakened against both the Yen and the Euro, reflecting foreigners' uneasiness at holding significant U.S. dollar-denominated securities should a shooting war start. Finally, in the stock market most strategists agree there is a 10-15% P/E discount in valuations based on war jitters.

Given all of the above, the financial markets have already attempted to "price in" the negatives of the showdown with Iraq. So if the consensus expectation of an open conflict in the relatively near future ends quickly and favorably for the U.S., it will be a significant positive for investor confidence. Clearly any scenario that differs dramatically from what is being discounted has the potential to challenge the financial markets all over again. Yet given that markets have already assumed there will be a war, any favorable resolution to the conflict with Iraq will end both the "war premium" and the uncertainty.


Bishop Street Funds                     6

                                                    [Bishop Street Logo Omitted]


Barring a debacle in the Middle East or a horrific terrorist event, we believe the equity market will end its current losing streak and show a positive return for all of 2003. Investor expectations over the medium-term should stay pretty muted, but an expanding economy, modestly growing profits and a lifting of international uncertainty should support stock prices as the year progresses. There will undoubtedly be plenty of volatility, and possibly some more gut-wrenching declines, but the market is unlikely to be pressured by the coalescing of negative events - scandal, terrorism - that characterized 2002. There are still plenty of risks, and until the Iraqi situation is resolved, those risks may result in a weak stock market and only modest growth in the economy. We believe that by year-end the balance will favor the positives over the uncertainties and the healing will have begun.


December 31, 2002                      7               www.bishopstreetfunds.com

                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS

Equity Fund
--------------------------------------------------------------------------------

For the fourth quarter, the Bishop Street Equity Fund Institutional Class returned 7.61%* versus 8.44% for the S&P 500 Composite Index. Although slightly short of the S&P benchmark, the Fund outperformed the averages for both the Lipper Large-Cap Core Index (+6.65%) and the Lipper Large-Cap Growth Index (+4.34%) over this period.

For stocks, the fourth quarter was the first positive of the year. A number of tech and telecom companies, although not pointing to a recovery, did suggest that the worst had passed and that the forward-looking earnings were doable. This improvement in corporate outlook created an inspired response by investors, who drove telecom and tech sector returns up by 37% and 23%, respectively. Industrial demand also gave indications of improvement, driving up returns in basic material stocks.

In stark contrast, the American consumer, whose spending has kept the economy afloat this year, finally showed signs of winding down. Fourth-quarter same-store sales, which provide most of the annual earnings power for retailers, were uniformly disappointing, albeit due to lower pricing rather than flagging sales volume. Little surprise therefore that consumer cyclical and staple stocks were the lagging sectors of the S&P 500 Composite Index over this period.

Looking forward, the U.S. equity markets should continue to be buffeted in opposing directions:

o On one hand, negatives include potential war, higher energy costs, slowing consumer spending, and what looks like, at this point, a less-than-robust recovery.


Bishop Street Funds                    8

                                                    [Bishop Street Logo Omitted]

o On the other, positives are historically low interest rates, unsustainably muted business investment, and a Fed and Administration poised to reflate nominal growth and investment confidence.

The Bishop Street Equity Fund will continue to focus on high-quality businesses, those best suited to prosper amidst rapidly changing economic and operating conditions.


* The Bishop Street Equity Fund (Class A shares) produced a total return for the fourth quarter of 7.46%. Including the maximum sales charge of 5.75%, total return was 1.22%. Past performance is no guarantee of future results.


December 31, 2002                      9               www.bishopstreetfunds.com

Equity Fund
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
  BISHOP STREET EQUITY FUND, INSTITUTIONAL CLASS OR CLASS A, VERSUS THE S&P 500
                  COMPOSITE INDEX AND THE CONSUMER PRICE INDEX.

[Line Graphic Omitted]
Plot Points as follows:

        Bishop Street         Bishop Street         S&P 500         Consumer
         Equity Fund,          Equity Fund,        Composite         Price
     Institutional Class#       Class A#+            Index           Index
1/31/97    $10,000               $ 9,425            $10,000         $10,000
6/97        11,105                10,466             11,351          10,070
12/97       12,032                11,340             12,551          10,171
6/98        14,165                13,351             14,773          10,242
12/98       16,008                15,088             16,141          10,334
6/99        17,807                16,784             18,139          10,448
12/99       19,909                18,739             19,535          10,606
6/00        19,698                18,497             19,453          10,831
12/00       16,684                15,649             17,757          10,962
6/01        13,901                12,281             16,567          11,171
12/01       12,411                10,947             15,646          11,137
6/02        10,269                 9,045             13,587          11,283
12/02        9,301                 81,92             12,188          11,407

           PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

# Account value if you reinvested income and capital gains.

                         AVERAGE ANNUAL TOTAL RETURNS++
--------------------------------------------------------------------------------
     ONE        ANNUALIZED      ANNUALIZED      ANNUALIZED
     YEAR         3 YEAR          5 YEAR         INCEPTION
    RETURN        RETURN          RETURN          TO DATE
--------------------------------------------------------------------------------
    -25.06%       -22.41%         -5.02%          -1.05%   Institutional Class*
--------------------------------------------------------------------------------
    -25.17%       -22.60%         -5.19%+         -15.14%  Class A**
--------------------------------------------------------------------------------
    -29.47%       -24.11%         -6.31%+         -16.55%  Class A, with load***
--------------------------------------------------------------------------------
  * Commenced operations on 01/30/97.
 ** Commenced operations on 06/14/99.
*** Reflects 5.75% sales charge.
  + Prior performance information represents performance of the Institutional
    Class, which was offered on 01/31/97. Institutional Class performance has been adjusted to reflect the Class A sales charge, but has not been adjusted to reflect Class A Rule 12b-1 fees and expenses. Had that adjustment been made, performance would be lower than that shown.
 ++ Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Bishop Street Funds                    10

Equity Fund
--------------------------------------------------------------------------------

                             TOP TEN EQUITY HOLDINGS


--------------------------------------------------------------------------------
                                                          Percentage of
                                                           Investments
--------------------------------------------------------------------------------
   1.  Microsoft                                               4.1%
--------------------------------------------------------------------------------
   2.  Pfizer                                                  3.6%
--------------------------------------------------------------------------------
   3.  American International Group                            3.2%
--------------------------------------------------------------------------------
   4.  General Electric                                        3.2%
--------------------------------------------------------------------------------
   5.  Wal-Mart Stores                                         2.8%
--------------------------------------------------------------------------------
   6.  Bank of America                                         2.7%
--------------------------------------------------------------------------------
   7.  Wells Fargo                                             2.5%
--------------------------------------------------------------------------------
   8.  Exxon Mobil                                             2.3%
--------------------------------------------------------------------------------
   9.  Citigroup                                               2.3%
--------------------------------------------------------------------------------
  10.  Amgen                                                   2.2%

--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS

                                                                                 Market
                                                                                  Value
      Shares                                                                      (000)
     ---------                                                                  ---------
                              COMMON STOCK -- 95.0%
ADVERTISING -- 1.2%
     23,890    Omnicom Group                                                   $  1,543
                                                                               --------
AEROSPACE & DEFENSE -- 2.0%
     32,810    General Dynamics (A)                                               2,604
                                                                               --------
AIR FREIGHT & COURIERS -- 1.5%
     30,890    United Parcel Service, Cl B                                        1,949
                                                                               --------
BANKS -- 7.8%
     51,140    Bank of America                                                    3,558
     55,720    Mellon Financial                                                   1,455
     54,150    Washington Mutual                                                  1,870
     71,040    Wells Fargo                                                        3,329
                                                                               --------
                                                                                 10,212
                                                                               --------
BIOTECHNOLOGY -- 4.3%
     59,080    Amgen*                                                             2,856
     37,230    Biogen* (A)                                                        1,492
     40,056    Genentech*                                                         1,328
                                                                               --------
                                                                                  5,676
                                                                               --------


December 31, 2002                      11              www.bishopstreetfunds.com

Equity Fund
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)
                                                                                 Market
                                                                                  Value
     Shares                                                                       (000)
    ---------                                                                   --------
BROADCASTING & CABLE -- 3.5%
     53,020    Clear Channel Communications*                                   $  1,977
     52,099    EchoStar Communications, Cl A*                                     1,160
     60,220    Univision Communications, Cl A* (A)                                1,475
                                                                               --------
                                                                                  4,612
                                                                               --------
CHEMICALS - DIVERSE -- 1.4%
     22,080   Dow Chemical (A)                                                      656
     22,840   Ecolab                                                              1,130
                                                                               --------
                                                                                  1,786
                                                                               --------
COMPUTER HARDWARE -- 2.4%
     67,560    Dell Computer*                                                     1,807
     16,910    International Business Machines                                    1,310
                                                                               --------
                                                                                  3,117
                                                                               --------
DIVERSE FINANCIAL SERVICES -- 5.4%
     85,193    Citigroup                                                          2,998
     43,310    Fannie Mae                                                         2,786
     18,740    Goldman Sachs Group                                                1,276
                                                                               --------
                                                                                  7,060
                                                                               --------
ELECTRICAL SERVICES -- 0.4%
     28,480    Duke Energy (A)                                                      556
                                                                               --------
FOOD DISTRIBUTORS -- 2.0%
     89,360    Sysco                                                              2,662
                                                                               --------
GENERAL MERCHANDISE -- 4.2%
     18,840    Michaels Stores* (A)                                                 590
     40,660    Target                                                             1,220
     73,760    Wal-Mart Stores                                                    3,725
                                                                               --------
                                                                                  5,535
                                                                               --------
HEALTHCARE - DISTRIBUTION/SERVICES -- 2.2%
     35,780    Boston Scientific*                                                 1,521
     16,550    UnitedHealth Group                                                 1,382
                                                                               --------
                                                                                  2,903
                                                                               --------
HOTELS -- 1.1%
     56,230    Carnival (A)                                                       1,403
                                                                               --------
HOUSEHOLD PRODUCTS -- 1.3%
     20,750    Procter & Gamble                                                   1,783
                                                                               --------


Bishop Street Funds                    12


Equity Fund
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)
                                                                                 Market
                                                                                  Value
      Shares                                                                      (000)
     ---------                                                                  --------
INDUSTRIAL CONGLOMERATES -- 4.7%
     16,540    3M (A)                                                          $  2,040
    170,405    General Electric                                                   4,149
                                                                               --------
                                                                                  6,189
                                                                               --------
INDUSTRIAL GASES -- 1.7%
     38,100    Praxair                                                            2,201
                                                                               --------
INSURANCE - MULTI-LINE-- 5.8%
     35,090    Allstate                                                           1,298
     22,980    AMBAC Financial Group                                              1,293
     73,245    American International Group                                       4,237
     52,827    Travelers Property Casualty, Cl B*                                   774
                                                                               --------
                                                                                  7,602
                                                                               --------
INTEGRATED TELECOMMUNICATION SERVICES -- 2.9%
     43,200    SBC Communications                                                 1,171
     67,450    Verizon Communications                                             2,614
                                                                               --------
                                                                                  3,785
                                                                               --------
MACHINERY - INDUSTRIAL -- 2.5%
     33,410    Illinois Tool Works                                                2,167
     31,400    SPX*                                                               1,176
                                                                               --------
                                                                                  3,343
                                                                               --------
MOVIES & ENTERTAINMENT -- 1.1%
     92,500    Walt Disney                                                        1,509
                                                                               --------
NETWORKING EQUIPMENT -- 1.3%
    131,135    Cisco Systems*                                                     1,718
                                                                               --------
OIL & GAS - DRILLING -- 1.4%
     74,880    GlobalSantaFe                                                      1,821
                                                                               --------
OIL & GAS - EQUIPMENT/SERVICES -- 1.1%
     35,420    Schlumberger                                                       1,491
                                                                               --------
OIL & GAS - EXPLORATION/PRODUCTION -- 1.8%
     14,774    Apache                                                               842
     33,760    Devon Energy                                                       1,550
                                                                               --------
                                                                                  2,392
                                                                               --------


December 31, 2002                      13              www.bishopstreetfunds.com

Equity Fund
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)
                                                                                 Market
                                                                                  Value
      Shares                                                                      (000)
     ---------                                                                  --------
OIL & GAS - INTEGRATED -- 2.3%
     87,240    Exxon Mobil                                                     $  3,048
                                                                               --------
PHARMACEUTICALS -- 9.8%
     25,860    Abbott Laboratories                                                1,034
     21,080    Forest Laboratories*                                               2,071
     22,046    Johnson & Johnson                                                  1,184
    152,440    Pfizer                                                             4,660
     30,430    Pharmacia                                                          1,272
     70,060    Wyeth                                                              2,620
                                                                               --------
                                                                                 12,841
                                                                               --------
PRINTING & PUBLISHING -- 0.7%
     22,490    Viacom, Cl B*                                                        917
                                                                               --------
RETAIL - HOME IMPROVEMENT -- 0.7%
     38,760    Home Depot                                                           929

RETAIL - TOBACCO -- 1.6%
     50,950    Philip Morris                                                      2,065
                                                                               --------
SEMI-CONDUCTORS -- 2.8%
     24,860    Analog Devices*                                                      593
    122,730    Intel                                                              1,911
     46,052    Linear Technology                                                  1,185
                                                                               --------
                                                                                  3,689
                                                                               --------
SEMI-CONDUCTORS EQUIPMENT -- 0.7%
     74,250    Applied Materials*                                                   967
                                                                               --------
SOFT DRINKS -- 2.1%
     65,820    PepsiCo                                                            2,779
                                                                               --------
SPECIALTY STORES -- 0.8%
     42,970    Tiffany (A)                                                        1,027
                                                                               --------
SYSTEMS SOFTWARE -- 5.6%
     25,355    Electronic Arts*                                                   1,262
    102,765    Microsoft*                                                         5,313
     35,530    Sungard Data Systems*                                                837
                                                                               --------
                                                                                  7,412
                                                                               --------
TELECOMMUNICATION EQUIPMENT -- 1.4%
    121,220    Nokia OYJ ADR                                                      1,879
                                                                               --------
WIRELESS TELECOMMUNICATION SERVICES -- 1.5%
    109,300    Vodafone Group ADR (A)                                             1,981
                                                                               --------
               TOTAL COMMON STOCK (Cost $139,639)                               124,986
                                                                               --------


Bishop Street Funds                    14

Equity Fund
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                                   (CONCLUDED)
                                                                                 Market
                                                                                  Value
      Shares                                                                      (000)
     ---------                                                                  --------
                            CASH EQUIVALENTS -- 4.7%
  3,078,288    Blackrock Provident T-Fund                                      $  3,078
  3,078,288    Dreyfus Government Cash Management Fund                            3,078
                                                                               --------
               TOTAL CASH EQUIVALENTS (Cost $6,156)                               6,156
                                                                               --------
TOTAL INVESTMENTS (Cost $145,795) -- 99.7%                                      131,142
                                                                               --------
OTHER ASSETS AND LIABILITIES, NET -- 0.3%                                           442
                                                                               --------
TOTAL NET ASSETS -- 100.0%                                                     $131,584
                                                                               ========

* NON-INCOME PRODUCING SECURITY
(A) ALL OR A PORTION OF THIS SECURITY IS ON LOAN AT DECEMBER 31, 2002 (SEE NOTE 5 IN NOTES TO FINANCIAL STATEMENTS). THE TOTAL VALUE OF SECURITIES ON LOAN AT DECEMBER 31, 2002 WAS $11,360,894.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


December 31, 2002                      15              www.bishopstreetfunds.com

                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS


Strategic Growth Fund
--------------------------------------------------------------------------------

Despite a correction in December, the U.S. equity market rose moderately over the last quarter, thanks to better-than-expected economic data and the feeling that most negative factors were discounted. Third quarter earnings announcements also helped as they favored a sentiment of relief.

Economic news released in the USA during the last quarter of 2002 were mixed. Consumer confidence continued to weaken and reached a nine-year low in October, as unemployment trends remained unclear. This did not prevent personal spending from holding up, and housing remained particularly strong.

On the manufacturing side, while the ISM Manufacturing Index oscillated under the critical level of 50, durable goods orders rebounded sharply in October. Capacity utilization also resisted while wholesale inventories appeared to remain under control. More importantly, many indicators released during the period were better than expected, as were the GDP growth estimates for the third quarter, which came up to 4%.

After the replacement of five securities in October, holdings remained almost unchanged during the rest of the quarter. The Fund ended the quarter slightly more economically sensitive. With a return of -13.60%, as compared to its S&P 500 Composite Index benchmark which returned -10.30%, the Bishop Street Strategic Growth Fund performance suffered from our excessive exposure to defensive sectors such as healthcare, which went through a correction after its strong contribution in the first half of the year.

We continue to believe that a resilient economy and an improving earnings environment will support the market in 2003, and we expect our strategy to evolve in accordance. This, however, will need to be done cautiously as multiple international tensions can be expected to cause volatility.


Bishop Street Funds                    16

                                                    [Bishop Street Logo Omitted]



We are now heading for a highly volatile period where the effects of many earnings announcements will add to concerns about Iraq and the Middle East, which may cause a fast-changing sentiment. We remain convinced, however, that economic activity will remain resilient (as suggested by the trends in most related indicators), and that corporate profits will confirm their stabilization thanks to the continuing restructurings. This should gradually contribute to a recovery in investor confidence. If this scenario is confirmed, we anticipate our model to selectively come back towards industries such as IT, where positive earnings surprises and reasonable valuations may be found.


December 31, 2002                      17              www.bishopstreetfunds.com

Strategic Growth Fund
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON

 COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE BISHOP STREET
    STRATEGIC GROWTH FUND INSTITUTIONAL CLASS VERSUS THE S&P 500/BARRA GROWTH INDEX, THE S&P 500 COMPOSITE INDEX, THE CONSUMER PRICE INDEX AND THE LIPPER
                        LARGE CAP GROWTH CLASSIFICATION.

[Line Graphic Omitted]
Plot Points as follows:

        Bishop Street          S&P 500         S&P 500         Consumer       Lipper Large
    Strategic Growth Fund,      /BARRA        Composite         Price         Cap  Growth
     Institutional Class#    Growth Index       Index           Index        Classificiation
7/1/02     $10,000             $10,000         $10,000         $10,000          $10,000
7/02         9,060               9,520           9,220          10,000            9,265
8/02         9,160               9,580           9,281          10,040            9,286
9/02         8,289               8,588           8,272          10,060            8,429
10/02        8,769               9,383           9,000          10,090            9,109
11/02        9,199               9,838           9,530          10,100            9,502
12/02        8,639               9,198           8,970          10,110            8,835

           PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

          # Account value if you reinvested income and capital gains.

                          AVERAGE ANNUAL TOTAL RETURNS+
--------------------------------------------------------------------------------
                                   CUMULATIVE
                                    INCEPTION
                                     TO DATE
                                   ----------
                                     -13.60%  Institutional Class*
                                   ----------

  * Commenced operations on 07/01/02.
  + Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Bishop Street Funds                   18

Strategic Growth Fund
--------------------------------------------------------------------------------

                             TOP TEN EQUITY HOLDINGS

--------------------------------------------------------------------------------
                                                          Percentage of
                                                           Investments
--------------------------------------------------------------------------------
   1.  L-3 Communications Holdings                            2.3%
--------------------------------------------------------------------------------
   2.  Affiliated Computer Services                           2.3%
--------------------------------------------------------------------------------
   3.  Tyco International                                     2.2%
--------------------------------------------------------------------------------
   4.  Wellpoint Health Networks                              2.2%
--------------------------------------------------------------------------------
   5.  Everest Re Group                                       2.2%
--------------------------------------------------------------------------------
   6.  Wendy's International                                  2.2%
--------------------------------------------------------------------------------
   7.  eBay                                                   2.2%
--------------------------------------------------------------------------------
   8.  Microchip Technology                                   2.2%
--------------------------------------------------------------------------------
   9.  Cadence Design Systems                                 2.1%
--------------------------------------------------------------------------------
  10.  Biovail                                                2.1%

--------------------------------------------------------------------------------


                             STATEMENT OF NET ASSETS

                                                                                 Market
                                                                                  Value
      Shares                                                                      (000)
     ---------                                                                  ---------
                              COMMON STOCK -- 99.3%
AEROSPACE & DEFENSE -- 1.9%
      6,200    United Technologies                                              $   384
                                                                                -------
APPAREL & TEXTILES -- 2.0%
     11,400    Jones Apparel Group*                                                 404
                                                                                -------
BANKS -- 3.9%
     15,700    SouthTrust                                                           390
     11,100    Washington Mutual                                                    383
                                                                                -------
                                                                                    773
                                                                                -------
COMPUTER HARDWARE -- 3.9%
     14,500    Dell Computer*                                                       388
     22,700    Hewlett-Packard                                                      394
                                                                                -------
                                                                                    782
                                                                                -------


December 31, 2002                       19             www.bishopstreetfunds.com

Strategic Growth Fund
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)
                                                                                 Market
                                                                                  Value
     Shares                                                                       (000)
    ---------                                                                   --------
COMPUTER SYSTEMS & SERVICES -- 8.3%
      8,600    Affiliated Computer Services, Cl A*                              $   453
     36,000    Cadence Design Systems*                                              424
     36,500    Cendant*                                                             383
     11,100    First Data                                                           393
                                                                                -------
                                                                                  1,653
                                                                                -------
CONSUMER PRODUCTS -- 2.0%
      9,600    Clorox                                                               396
                                                                                -------
DIVERSE FINANCIAL SERVICES -- 7.6%
     13,200    Capital One Financial                                                392
      5,900    Fannie Mae                                                           380
     19,150    MBNA                                                                 364
      9,600    Morgan Stanley                                                       383
                                                                                -------
                                                                                  1,519
                                                                                -------
E-COMMERCE -- 2.2%
      6,400    eBay*                                                                434
                                                                                -------
EDUCATIONAL SERVICES -- 2.0%
      9,200    Apollo Group, Cl A*                                                  405
                                                                                -------
ELECTRONIC EQUIPMENT/INSTRUMENTS -- 2.3%
     10,100    L-3 Communications Holdings*                                         454
                                                                                -------
GENERAL MERCHANDISE -- 13.9%
     11,000    Bed Bath & Beyond*                                                   380
      6,600    Kohl's*                                                              369
     10,900    Lowe's                                                               409
     14,900    Sears Roebuck                                                        357
     21,400    Staples*                                                             391
     16,100    Wendy's International                                                436
     17,000    Yum! Brands*                                                         412
                                                                                -------
                                                                                  2,754
                                                                                -------
HEALTHCARE - DISTRIBUTION/SERVICES -- 12.2%
     23,700    Caremark Rx*                                                         385
      8,000    Express Scripts, Cl A*                                               385
     11,100    Oxford Health Plans*                                                 405
     10,100    St. Jude Medical*                                                    401
      4,900    UnitedHealth Group                                                   409
      6,200    Wellpoint Health Networks*                                           441
                                                                                -------
                                                                                  2,426
                                                                                -------


Bishop Street Funds                    20

Strategic Growth Fund
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)
                                                                                 Market
                                                                                  Value
      Shares                                                                      (000)
     ---------                                                                  --------
HEALTHCARE - FACILITY -- 1.9%
      9,100    HCA                                                              $   378
                                                                                -------
INDUSTRIAL CONGLOMERATES -- 2.2%
     25,900    Tyco International                                                   442
                                                                                -------
INSURANCE - MULTI-LINE -- 4.2%
      7,900    Everest Re Group                                                     437
      9,400    MGIC Investment                                                      388
                                                                                -------
                                                                                    825
                                                                                -------
MOTORCYCLE MANUFACTURERS -- 1.8%
      7,800    Harley-Davidson                                                      360
                                                                                -------
NETWORKING EQUIPMENT -- 1.9%
     28,600    Cisco Systems*                                                       375
                                                                                -------
OIL & GAS - INTEGRATED -- 1.9%
      7,000    Amerada Hess                                                         385
                                                                                -------
PHARMACEUTICALS -- 8.1%
      6,200    Barr Laboratories*                                                   404
     15,600    Biovail*                                                             412
      6,900    Cardinal Health                                                      408
      4,000    Forest Laboratories*                                                 393
                                                                                -------
                                                                                  1,617
                                                                                -------
RETAIL - FOOD -- 2.0%
     17,200    Sara Lee                                                             387
                                                                                -------
SEMI-CONDUCTORS -- 3.9%
     17,600    Microchip Technology                                                 430
     10,000    QLogic*                                                              345
                                                                                -------
                                                                                    775
                                                                                -------
SOFT DRINKS -- 1.8%
      8,500    PepsiCo                                                              359
                                                                                -------
SYSTEMS SOFTWARE -- 5.5%
      6,700    Electronic Arts*                                                     334
      8,700    Intuit*                                                              408
     22,100    Network Associates*                                                  356
                                                                                -------
                                                                                  1,098
                                                                                -------
TELECOMMUNICATION EQUIPMENT -- 1.9%
     32,100    Nextel Communications, Cl A*                                         371
                                                                                -------
               TOTAL COMMON STOCK (Cost $20,589)                                 19,756
                                                                                -------


December 31, 2002                      21              www.bishopstreetfunds.com

Strategic Growth Fund
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONCLUDED)

                                                                                 Market
                                                                                  Value
      Shares                                                                      (000)
     ---------                                                                  --------
                            CASH EQUIVALENTS -- 0.7%

     70,299    Blackrock Provident T-Fund                                       $    70
     70,299    Dreyfus Government Cash Management Fund                               70
                                                                                -------
               TOTAL CASH EQUIVALENTS (Cost $140)                                   140
                                                                                -------
TOTAL INVESTMENTS (Cost $20,729) -- 100.0%                                       19,896
                                                                                -------
   ADVISORY FEES PAYABLE -- (0.1)%                                                  (10)
   ADMINISTRATIVE FEES PAYABLE -- (0.0)%                                             (2)
   OTHER ASSETS AND LIABILITIES -- 0.1%                                              15
                                                                                -------
TOTAL OTHER ASSETS AND LIABILITIES, NET -- 0.0%                                       3
                                                                                -------

                                   NET ASSETS:

Fund Shares of Institutional Class (unlimited authorization -- no par value)
    based on 2,303,425 outstanding shares of beneficial interest 22,780
Accumulated net investment loss                                                     (13)
Accumulated net realized loss on investments                                     (2,035)
Net unrealized depreciation on investments                                         (833)
                                                                                -------
TOTAL NET ASSETS -- 100.0%                                                      $19,899
                                                                                -------

NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS                                        $8.64
                                                                                =======

* NON-INCOME PRODUCING SECURITY
CL -- CLASS
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Bishop Street Funds                    22

                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS

Tax Managed Equity Fund
--------------------------------------------------------------------------------

On November 13, 2002, we launched our newest equity mutual fund, Bishop Street Tax Managed Equity Fund. The Fund's objective is to promote long-term capital appreciation with minimal tax liability. The Fund will invest primarily in stocks of large, established companies with experienced management that demonstrate strong earnings and favorable valuation and technical prospects. Since its inception, the Bishop Street Tax Managed Equity Fund returned -1.57%, while the S&P 500 Composite Index posted a return of -0.63%.

Our beginning portfolio structure emphasized a defensive posture, given the weak global economic environment and the resulting tepid earnings outlook. Modest overweight postures were taken (>2%) relative to our benchmark (S&P 500 Composite Index) in financial, energy, telecom and information technology stocks. Consumer, industrial and utility stocks were actively underweighted due to their stretched valuations, and/or weakened technical or earnings prospects. Healthcare and basic material sectors were positioned to approximate the S&P 500 Composite Index; however, we are likely to build positions here and within the information technology areas as market conditions improve.


December 31, 2002                      23              www.bishopstreetfunds.com

Tax Managed Equity Fund
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON


     COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE BISHOP
      STREET TAX MANAGED EQUITY FUND INSTITUTIONAL CLASS VERSUS THE S&P 500 COMPOSITE INDEX, THE CONSUMER PRICE INDEX AND THE LIPPER LARGE CAP CORE
                                 CLASSIFICATION.

[Line Graphic Omitted]
Plot Points as follows:

          Bishop Street
           Tax Managed        S&P 500       Consumer    Lipper Large
           Equity Fund,      Composite       Price        Cap Core
       Institutional Class#    Index         Index     Classificiation
11/13/02     $10,000          $10,000       $10,000        $10,000
11/02         10,480           10,589        10,010         10,486
12/02          9,843            9,966        10,020          9,884

           PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

          # Account value if you reinvested income and capital gains.


                          AVERAGE ANNUAL TOTAL RETURNS+
--------------------------------------------------------------------------------
                                   CUMULATIVE
                                    INCEPTION
                                     TO DATE
                                     --------
                                      -1.57%  Institutional Class*
                                     --------
  * Commenced operations on 11/13/02.
  + Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Bishop Street Funds                    24

Tax Managed Equity Fund
--------------------------------------------------------------------------------

                             TOP TEN EQUITY HOLDINGS

--------------------------------------------------------------------------------
                                                          Percentage of
                                                           Investments
--------------------------------------------------------------------------------
   1.  Microsoft                                              3.8%
--------------------------------------------------------------------------------
   2.  General Electric                                       3.0%
--------------------------------------------------------------------------------
   3.  Exxon Mobil                                            2.8%
--------------------------------------------------------------------------------
   4.  Wal-Mart Stores                                        2.6%
--------------------------------------------------------------------------------
   5.  Philip Morris                                          2.3%
--------------------------------------------------------------------------------
   6.  Pfizer                                                 2.2%
--------------------------------------------------------------------------------
   7.  Bank of America                                        2.2%
--------------------------------------------------------------------------------
   8.  Citigroup                                              2.1%
--------------------------------------------------------------------------------
   9.  Merck                                                  2.0%
--------------------------------------------------------------------------------
  10.  Verizon Communications                                 1.9%

--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS


                                                                                 Market
                                                                                  Value
      Shares                                                                      (000)
     ---------                                                                  ---------
                              COMMON STOCK -- 93.9%
ADVERTISING -- 1.1%
      4,030    Omnicom Group                                                    $   260
                                                                                -------
AEROSPACE & DEFENSE -- 1.6%
      5,020    General Dynamics                                                     398
                                                                                -------
AIR FREIGHT & COURIERS -- 1.1%
      4,310    United Parcel Service, Cl B                                          272
                                                                                -------
ALUMINUM -- 1.1%
     11,560    Alcoa                                                                263
                                                                                -------
BANKS -- 8.1%
      7,660    Bank of America                                                      533
     16,060    US Bancorp                                                           341
      9,780    Wachovia                                                             356
      9,400    Washington Mutual                                                    325
      9,480    Wells Fargo                                                          444
                                                                                -------
                                                                                  1,999
                                                                                -------


December 31, 2002                       25             www.bishopstreetfunds.com

Tax Managed Equity Fund
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

                                                                                 Market
                                                                                  Value
     Shares                                                                       (000)
    ---------                                                                   --------
BIOTECHNOLOGY -- 1.6%
      5,720    Amgen*                                                           $   277
      3,070    Biogen*                                                              123
                                                                                -------
                                                                                    400
                                                                                -------
BROADCASTING & CABLE -- 0.8%
      2,900    Clear Channel Communications*                                        108
      3,490    Univision Communications, Cl A*                                       86
                                                                                -------
                                                                                    194
                                                                                -------
CHEMICALS - DIVERSE -- 1.4%
      4,520    Dow Chemical                                                         134
      3,150    Du Pont EI De Nemours                                                134
      1,540    Ecolab                                                                76
                                                                                -------
                                                                                    344
                                                                                -------
COMPUTER HARDWARE -- 2.8%
     11,640    Dell Computer*                                                       311
      4,810    International Business Machines                                      373
                                                                                -------
                                                                                    684
                                                                                -------
DIVERSE FINANCIAL SERVICES -- 6.5%
      6,750    American Express                                                     239
     14,760    Citigroup                                                            519
      4,420    Fannie Mae                                                           284
      4,060    Freddie Mac                                                          240
      3,320    Merrill Lynch                                                        126
      4,650    Morgan Stanley                                                       186
                                                                                -------
                                                                                  1,594
                                                                                -------
FOOD DISTRIBUTORS -- 0.3%
      2,370    Sysco                                                                 71
                                                                                -------
FOOTWEAR -- 0.6%
      3,240    Nike, Cl B                                                           144
                                                                                -------
GENERAL MERCHANDISE -- 4.0%
      3,590    Bed Bath & Beyond*                                                   124
      7,670    Target                                                               230
     12,520    Wal-Mart Stores                                                      632
                                                                                -------
                                                                                    986
                                                                                -------
HOTELS -- 0.4%
      3,830    Carnival                                                              96
                                                                                -------


Bishop Street Funds                    26

Tax Managed Equity Fund
--------------------------------------------------------------------------------


                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

                                                                                 Market
                                                                                  Value
      Shares                                                                      (000)
     ---------                                                                  --------

HOUSEHOLD PRODUCTS -- 1.9%
      5,320    Procter & Gamble                                                 $   457
                                                                                -------
INDUSTRIAL CONGLOMERATES -- 4.8%
      3,550    3M                                                                   437
     30,750    General Electric                                                     749
                                                                                -------
                                                                                  1,186
                                                                                -------
INDUSTRIAL GASES -- 0.2%
      1,060    Praxair                                                               61
                                                                                -------
INSURANCE - MULTI-LINE -- 5.2%
      4,830    Aflac                                                                145
      8,450    Allstate                                                             313
      2,350    AMBAC Financial Group                                                132
      8,020    American International Group                                         464
      5,190    MBIA                                                                 228
                                                                                -------
                                                                                  1,282
                                                                                -------
INTEGRATED TELECOMMUNICATION SERVICES -- 4.7%
      8,540    Bellsouth                                                            221
     17,030    SBC Communications                                                   461
     12,330    Verizon Communications                                               478
                                                                                -------
                                                                                  1,160
                                                                                -------
MACHINERY - INDUSTRIAL -- 1.1%
      4,370    Illinois Tool Works                                                  283
                                                                                -------
MOTORCYCLE MANUFACTURERS -- 0.8%
      4,520    Harley-Davidson                                                      209
                                                                                -------
MOVIES & ENTERTAINMENT -- 1.3%
     16,020    AOL Time Warner*                                                     210
      6,750    Walt Disney                                                          110
                                                                                -------
                                                                                    320
                                                                                -------
NETWORKING EQUIPMENT -- 1.7%
     32,180    Cisco Systems*                                                       422
                                                                                -------
OIL & GAS - DRILLING -- 0.7%
      6,700    GlobalSantaFe                                                        163
                                                                                -------
OIL & GAS - EQUIPMENT/SERVICES -- 0.8%
      4,470    Halliburton                                                           84
      2,500    Schlumberger                                                         105
                                                                                -------
                                                                                    189
                                                                                -------


December 31, 2002                       27             www.bishopstreetfunds.com

Tax Managed Equity Fund
--------------------------------------------------------------------------------


                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

                                                                                 Market
                                                                                  Value
      Shares                                                                      (000)
     ---------                                                                  --------

OIL & GAS - EXPLORATION/PRODUCTION -- 1.7%
      4,160    Anadarko Petroleum                                               $   199
      1,290    Apache                                                                74
      3,200    Devon Energy                                                         147
                                                                                -------
                                                                                    420
                                                                                -------
OIL & GAS - INTEGRATED -- 3.6%
      2,980    ChevronTexaco                                                        198
     19,810    Exxon Mobil                                                          692
                                                                                -------
                                                                                    890
                                                                                -------
PERSONAL PRODUCTS -- 0.9%
      3,970    Avon Products                                                        214
                                                                                -------
PHARMACEUTICALS -- 12.2%
      6,260    Abbott Laboratories                                                  250
      6,660    Bristol-Myers Squibb                                                 154
      2,390    Forest Laboratories*                                                 235
      8,480    Johnson & Johnson                                                    455
      4,810    Medtronic                                                            219
      8,500    Merck                                                                481
     17,620    Pfizer                                                               539
      3,850    Pharmacia                                                            161
      5,710    Schering-Plough                                                      127
     10,390    Wyeth                                                                389
                                                                                -------
                                                                                  3,010
                                                                                -------
PRINTING & PUBLISHING -- 1.1%
      6,380    Viacom, Cl B*                                                        260
                                                                                -------
RAILROADS -- 1.3%
      5,470    Union Pacific                                                        327
                                                                                -------
RETAIL - BEVERAGES -- 2.2%
      4,980    Anheuser-Busch                                                       241
      6,940    Coca-Cola                                                            304
                                                                                -------
                                                                                    545
                                                                                -------
RETAIL - DRUGS -- 0.5%
      4,510    CVS                                                                  113
                                                                                -------
RETAIL - FOOD -- 0.5%
      3,220    Kraft Foods                                                          125
                                                                                -------
RETAIL - HOME IMPROVEMENT -- 1.2%
     12,750    Home Depot                                                           306
                                                                                -------


Bishop Street Funds                    28

Tax Managed Equity Fund
--------------------------------------------------------------------------------


                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

                                                                                 Market
                                                                                  Value
      Shares                                                                      (000)
     ---------                                                                  --------

RETAIL - TOBACCO -- 2.3%
     13,930    Philip Morris                                                    $   565
                                                                                -------
SEMI-CONDUCTORS -- 2.0%
     20,610    Intel                                                                321
      6,210    Linear Technology                                                    160
                                                                                -------
                                                                                    481
                                                                                -------
SEMI-CONDUCTORS EQUIPMENT -- 1.2%
     12,560    Applied Materials*                                                   164
      3,800    Kla-Tencor*                                                          134
                                                                                -------
                                                                                    298
                                                                                -------
SOFT DRINKS -- 1.0%
      6,130    PepsiCo                                                              259
                                                                                -------
SPECIALTY STORES -- 0.6%
      6,000    Tiffany                                                              143
                                                                                -------
SYSTEMS SOFTWARE -- 4.9%
      4,920    Adobe Systems                                                        122
      3,310    Electronic Arts*                                                     165
     18,010    Microsoft*                                                           931
                                                                                -------
                                                                                  1,218
                                                                                -------
TELECOMMUNICATION EQUIPMENT -- 1.2%
     18,840    Nokia OYJ ADR                                                        292
                                                                                -------
WIRELESS TELECOMMUNICATION SERVICES -- 0.9%
     12,340    Vodafone Group ADR                                                   224
                                                                                -------
               TOTAL COMMON STOCK (Cost $23,557)                                 23,127
                                                                                -------

                            CASH EQUIVALENTS -- 6.1%

    755,275    Blackrock Provident T-Fund                                           755
    755,275    Dreyfus Government Cash Management Fund                              755
                                                                                -------
               TOTAL CASH EQUIVALENTS (Cost $1,510)                               1,510
                                                                                -------
TOTAL INVESTMENTS (Cost $25,067) -- 100.0%                                       24,637
                                                                                -------


December 31, 2002                       29             www.bishopstreetfunds.com

Tax Managed Equity Fund
--------------------------------------------------------------------------------


                             STATEMENT OF NET ASSETS
                                   (CONCLUDED)

                                                                                 Market
                                                                                  Value
                                                                                  (000)
                                                                                --------

   ADVISORY FEES PAYABLE -- (0.0)%                                              $    (9)
   ADMINISTRATIVE FEES PAYABLE -- (0.0)%                                             (2)
   OTHER ASSETS AND LIABILITIES -- 0.0%                                               9
                                                                                -------
TOTAL OTHER ASSETS AND LIABILITIES, NET -- (0.0)%                                    (2)
                                                                                -------

                                   NET ASSETS:

Fund Shares of Institutional Class (unlimited authorization -- no par value)
    based on 2,504,914 outstanding shares of beneficial interest 25,053
Accumulated net realized gain on investments                                         12
Net unrealized depreciation on investments                                         (430)
                                                                                -------
TOTAL NET ASSETS -- 100.0%                                                      $24,635
                                                                                =======
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS                                        $9.83
                                                                                =======

* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Bishop Street Funds                     30

                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS

High Grade Income Fund
--------------------------------------------------------------------------------

Bond performance in the fourth quarter of 2002 was driven by increased uncertainty in both global politics and domestic economics. The prospect of war drove investors to the relative safety of government debt, in spite of low interest rates. The price of debt was driven higher by the soft outlook in the U.S. economy, as well. Expectations of a recovery in early 2003 were dismissed, and inflation is expected to remain low. The Federal Reserve cut interest rates in November to avoid any chance of further economic weakness, making what some consider a significant change in policy: fighting deflation instead of inflation.

U.S. corporations were again on center stage in the fourth quarter after a tumultuous third quarter. Accounting scandals were less in the news, but profits rebounded and interest rates paid by public companies declined dramatically. Low interest rates particularly benefited the housing and banking sectors.

The Bishop Street High Grade Income Fund Institutional Class returned 11.54%* versus 11.02% for the Lehman Brothers U.S. Government/Credit Index for the year. The performance relative to our benchmark suffered somewhat in the fourth quarter due to our bias toward highly rated invest- ment grade bonds at the expense of lower rated issues. The shape of the yield curve helped the Fund outperform because of our focus on the intermediate maturity spectrum.

We expect that yields will rise by the end of 2003, and we are posturing to protect recent gains. We also expect that lower rated investment grade bonds will perform better, and we will add exposure in those sectors early in the year.


 * The Bishop Street High Grade Income Fund (Class A shares) produced a total return of 11.19%. Including the maximum sales charge of 4.75%, total return was 5.87%. Past performance is no guarantee of future results.


December 31, 2002                       31             www.bishopstreetfunds.com

High Grade Income Fund
--------------------------------------------------------------------------------


                             PERFORMANCE COMPARISON


        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
  BISHOP STREET HIGH GRADE INCOME FUND, INSTITUTIONAL CLASS OR CLASS A, VERSUS THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX AND THE CONSUMER PRICE INDEX.

[Line Graphic Omitted]
Plot Points as follows:

        Bishop High Grade  Bishop High Grade    Lehman         Consumer
           Income Fund,       Income Fund,     Brothers          Price
        Institutional Class#   Class A#+         Index           Index
12/97         $10,000           $ 9,525         $10,000        $10,000
6/97           10,216             9,731          10,261         10,070
12/97          10,793            10,280          10,962         10,171
6/98           11,191            10,660          11,419         10,242
12/98          11,774            11,215          12,000         10,334
6/99           11,316            10,755          11,727         10,448
12/99          11,264            10,651          11,741         10,606
6/00           11,778            11,110          12,230         10,831
12/00          12,419            11,701          13,131         10,962
6/01           12,690            11,942          13,592         11,171
12/01          13,307            12,523          14,247         11,137
6/02           13,834            12,990          14,711         11,283
12/02          14,843            13,922          15,818         11,407

           PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

          # Account value if you reinvested income and capital gains.


                         AVERAGE ANNUAL TOTAL RETURNS++
--------------------------------------------------------------------------------
      ONE       ANNUALIZED      ANNUALIZED      ANNUALIZED
     YEAR         3 YEAR          5 YEAR         INCEPTION
    RETURN        RETURN          RETURN          TO DATE
----------------------------------------------------------
    11.54%         9.64%           6.58%           6.90%   Institutional Class*
----------------------------------------------------------
    11.19%         9.34%           6.25%+          7.83%   Class A**
----------------------------------------------------------
     5.87%         7.57%           5.22%+          6.37%   Class A, with load***
----------------------------------------------------------
  * Commenced operations on 01/30/97.
 ** Commenced operations on 06/14/99.
*** Reflects 4.75% sales charge.
  + Prior performance information represents performance of the Institutional
    Class, which was offered on 01/31/97. Institutional Class performance has been adjusted to reflect the Class A sales charge, but has not been adjusted to reflect Class A Rule 12b-1 fees and expenses. Had that adjustment been made, performance would be lower than that shown.
 ++ Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Bishop Street Funds                    32

High Grade Income Fund
--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS

--------------------------------------------------------------------------------
                                                                    Percentage
                                             Coupon     Maturity        of
                                              Rate        Date      Investments
--------------------------------------------------------------------------------
   1.  U.S. Treasury Bond                    7.250%      05/15/16      9.2%
--------------------------------------------------------------------------------
   2.  U.S. Treasury Bond                    6.250%      08/15/23      3.6%
--------------------------------------------------------------------------------
   3.  FNMA                                  7.250%      01/15/10      3.5%
--------------------------------------------------------------------------------
   4.  U.S. Treasury Bond                    6.375%      08/15/27      3.4%
--------------------------------------------------------------------------------
   5.  U.S. Treasury Bond                    7.500%      11/15/16      3.1%
--------------------------------------------------------------------------------
   6.  BP Amoco                              5.900%      04/15/09      3.1%
--------------------------------------------------------------------------------
   7.  FNMA                                  5.125%      02/13/04      2.7%
--------------------------------------------------------------------------------
   8.  Pharmacia                             5.750%      12/01/05      2.6%
--------------------------------------------------------------------------------
   9.  Pitney Bowes                          5.750%      08/15/08      2.4%
--------------------------------------------------------------------------------
  10.  United Technologies                   6.350%      03/01/11      2.3%

--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS

        Face                                                                    Market
       Amount                                                                    Value
        (000)                                                                    (000)
       --------                                                                 --------


                         CORPORATE OBLIGATIONS -- 52.9%

AEROSPACE & DEFENSE -- 4.4%
               Boeing
     $2,700    7.875%, 02/15/05                                                $  2,952
               United Technologies
      2,800    6.350%, 03/01/11                                                   3,155
                                                                               --------
                                                                                  6,107
                                                                               --------
ALUMINUM -- 1.9%
               Alcoa, Ser B
      2,450    6.125%, 06/15/05                                                   2,655
                                                                               --------
BIOTECHNOLOGY -- 2.6%
               Pharmacia
      3,275    5.750%, 12/01/05                                                   3,563
                                                                               --------
CHEMICALS -- 0.9%
               Dow Chemical
      1,200    6.125%, 02/01/11                                                   1,237
                                                                               --------


December 31, 2002                      33              www.bishopstreetfunds.com

High Grade Income Fund
--------------------------------------------------------------------------------


                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

        Face                                                                    Market
       Amount                                                                    Value
        (000)                                                                    (000)
       --------                                                                 --------

DIVERSE FINANCIAL SERVICES -- 2.1%
               Citigroup
     $2,600    6.750%, 12/01/05                                                $  2,893
                                                                               --------
ELECTRICAL COMPONENT -- 2.0%
               Emerson Electric
      2,625    5.000%, 10/15/08                                                   2,799
                                                                               --------
FORESTRY -- 1.1%
               Weyerhaeuser
      1,420    6.750%, 03/15/12                                                   1,548
                                                                               --------
GENERAL MERCHANDISE -- 6.3%
               Costco
      2,600    5.500%, 03/15/07                                                   2,798
               Target
      2,600    6.350%, 01/15/11                                                   2,888
               Wal-Mart Stores
      2,625    8.000%, 09/15/06                                                   3,081
                                                                               --------
                                                                                  8,767
                                                                               --------
HOUSEHOLD PRODUCTS -- 5.9%
               Avon Products
      2,500    7.150%, 11/15/09                                                   2,919
               Kimberly-Clark
      2,400    7.100%, 08/01/07                                                   2,797
               Procter & Gamble
      2,425    5.250%, 09/15/03                                                   2,484
                                                                               --------
                                                                                  8,200
                                                                               --------
INTEGRATED TELECOMMUNICATION SERVICES -- 2.0%
               SBC Communications
      2,500    5.750%, 05/02/06                                                   2,711
                                                                               --------
MACHINERY - INDUSTRIAL -- 2.0%
               Illinois Tool Works
      2,500    5.750%, 03/01/09                                                   2,722
                                                                               --------
OIL & GAS - EQUIPMENT/SERVICES -- 2.0%
               Baker Hughes
      2,600    6.000%, 02/15/09                                                   2,849
                                                                               --------
OIL & GAS - INTEGRATED -- 3.0%
               BP Amoco
      3,800    5.900%, 04/15/09                                                   4,230
                                                                               --------


Bishop Street Funds                    34

High Grade Income Fund
--------------------------------------------------------------------------------


                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

        Face                                                                     Market
       Amount                                                                     Value
        (000)                                                                     (000)
      ---------                                                                --------

PHARMACEUTICALS -- 2.9%
               Abbott Labs
     $2,700    6.400%, 12/01/06                                                $  3,023
               Wyeth
      1,030    5.875%, 03/15/04                                                   1,071
                                                                               --------
                                                                                  4,094
                                                                               --------
PUBLISHING & PRINTING -- 1.8%
               Washington Post
      2,300    5.500%, 02/15/09                                                   2,451
                                                                               --------
REAL ESTATE -- 2.0%
               Security Capital Group
      2,500    7.150%, 06/15/07                                                   2,832
                                                                               --------
RETAIL - DRUGS -- 1.9%
               CVS
      2,500    5.625%, 03/15/06                                                   2,685
                                                                               --------
SEMI-CONDUCTORS -- 1.9%
               Texas Instruments
      2,500    7.000%, 08/15/04                                                   2,660
                                                                               --------
SERVICES - OFFICE EQUIPMENT -- 4.3%
               Pitney Bowes
      3,000    5.750%, 08/15/08                                                   3,321
      2,500    5.500%, 04/15/04                                                   2,612
                                                                               --------
                                                                                  5,933
                                                                               --------
SOFT DRINKS -- 1.9%
               PepsiCo
      2,500    4.500%, 09/15/04                                                   2,598
                                                                               --------
               TOTAL CORPORATE OBLIGATIONS (Cost $68,085)                        73,534
                                                                               --------


December 31, 2002                      35              www.bishopstreetfunds.com

High Grade Income Fund
--------------------------------------------------------------------------------


                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

        Face                                                                    Market
       Amount                                                                    Value
        (000)                                                                    (000)
      ----------                                                                --------


                   U.S. GOVERNMENT AGENCY OBLIGATIONS -- 16.6%
               FHLB
   $    700    7.570%, 08/19/04                                                $    764
      2,500    6.250%, 08/13/04                                                   2,675
      1,850    5.125%, 03/06/06                                                   2,010
      2,500    3.250%, 08/15/05 (A)                                               2,576
               FHLMC
      2,200    6.375%, 11/15/03                                                   2,296
               FNMA
      4,000    7.250%, 01/15/10                                                   4,847
      3,500    5.125%, 02/13/04 (A)                                               3,647
      1,400    5.000%, 08/21/09                                                   1,425
      1,250    4.520%, 10/05/06                                                   1,310
      1,500    3.875%, 11/21/05                                                   1,528
                                                                               --------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $22,015)           23,078
                                                                               --------

                       U.S. TREASURY OBLIGATIONS -- 28.6%

               U.S. Treasury Bonds
      3,250    7.500%, 11/15/16 (A)                                               4,250
      9,900    7.250%, 05/15/16 (A)                                              12,676
      3,900    6.375%, 08/15/27                                                   4,688
      4,200    6.250%, 08/15/23 (A)                                               4,934
        250    6.125%, 11/15/27 (A)                                                 292
      1,350    6.000%, 02/15/26 (A)                                               1,547
      2,235    4.375%, 08/15/12 (A)                                               2,336
               U.S. Treasury Notes (A)
      2,200    7.500%, 02/15/05                                                   2,467
      2,000    7.250%, 08/15/04                                                   2,188
      1,500    7.000%, 07/15/06                                                   1,739
      2,400    5.000%, 08/15/11                                                   2,632
                                                                               --------
               TOTAL U.S. TREASURY OBLIGATIONS (Cost $35,187)                    39,749
                                                                               --------


Bishop Street Funds                    36

High Grade Income Fund
--------------------------------------------------------------------------------


                             SCHEDULE OF INVESTMENTS
                                   (CONCLUDED)

                                                                                Market
                                                                                 Value
       Shares                                                                    (000)
      ----------                                                                --------


                            CASH EQUIVALENTS -- 0.7%

    451,974    Blackrock Provident T-Fund                                      $    452
    451,974    Dreyfus Government Cash Management Fund                              452
                                                                               --------
               TOTAL CASH EQUIVALENTS (Cost $904)                                   904
                                                                               --------
TOTAL INVESTMENTS (Cost $126,191) -- 98.8%                                      137,265
                                                                               --------
OTHER ASSETS AND LIABILITIES, NET -- 1.2%                                         1,676
                                                                               --------
TOTAL NET ASSETS -- 100.0%                                                     $138,941
                                                                               ========

(A) ALL OR A PORTION OF THIS SECURITY IS ON LOAN AT DECEMBER 31, 2002 (SEE NOTE 5 IN NOTES TO FINANCIAL STATEMENTS). THE TOTAL VALUE OF SECURITIES ON LOAN AT DECEMBER 31, 2002 WAS $37,769,626.
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
SER -- SERIES
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


December 31, 2002                      37              www.bishopstreetfunds.com

                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS


Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------

Municipal bond yields trended higher over the fourth quarter of 2002 as prospects for growth in the U.S. economy improved, sparking an allocation out of bonds and into equities.

States and municipalities issued record levels of municipal bonds over the year, with a surge of issuance in the fourth quarter. The State of California and New York City dwarfed all other issuers over the period with record-breaking deal sizes as both entities sought to take advantage of historically low yields.

For the year ending December 31, 2002, the Bishop Street Hawaii Municipal Bond Fund Institutional Class returned 10.02%*, outperforming both the Lehman Brothers Municipal Bond Index and the Lipper Hawaii Municipal Debt Objective, which returned 9.60% and 8.69%, respectively. However, the municipal bond market faces several challenges as we head into 2003. Many states and municipalities throughout the country are facing significant budget deficits as income tax receipts have failed to keep up with the aggressive budget forecasting of the late 1990's. The not-so-politically sensitive approaches for combating such deficits, tapping into reserve funds or bond floats, should eventually give way to much more politically damaging methods such as raising taxes, or in the extreme, bond default.

The State of Hawaii has fared relatively well despite the State's non-diversified economy and its reliance on Japan and California for the majority of its tourism revenues. Moreover, the State is required to limit the rate of general fund expenditure growth to the growth rate of the economy. This, combined with the State's conservative revenue forecasting allowed Hawaii to steer through recent economic weakness without suffering credit deterioration.

In anticipation of an economic rebound over the next year, we will seek to modestly reduce the portfolio's duration in an effort to minimize principal loss in the event of rising interest rates. We will favor essential service revenue bonds and housing bonds over general obligation bonds until we are comfortable that the U.S. and Hawaii economies are on the mend.

*The Hawaii Municipal Bond Fund (Class A Shares) produced a total return of
 9.75%. Including a maximum sales charge of 4.25%, total return was 5.11%. Past performance is no guarantee of future results.

Bishop Street Funds                     38

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------


                             PERFORMANCE COMPARISON


            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
     IN THE BISHOP STREET HAWAII MUNICIPAL BOND FUND, INSTITUTIONAL CLASS OR
            CLASS A, VERSUS THE LEHMAN BROTHERS MUNICIPAL BOND INDEX,
    THE CONSUMER PRICE INDEX AND THE LIPPER HAWAII MUNICIPAL DEBT OBJECTIVE.

[Line Graphic Omitted]
Plot Points as follows:

        Bishop Street      Bishop Street      Lehman                   Lipper
      Hawaii Municipal    Hawaii Municipal   Brothers   Consumer       Hawaii
          Bond Fund,         Bond Fund,      Municipal    Price      Municipal
     Institutional Class#    Class A#+      Bond Index    Index     Debt Average
2/28/95    $10,000            $ 9,575        $10,000     $10,000      $10,000
12/95       10,941             10,476         11,097      10,192       10,958
12/96       11,402             10,917         11,589      10,523       11,378
12/97       12,373             11,847         12,656      10,713       12,308
12/98       13,096             12,539         13,476      10,886       12,999
12/99       12,749             12,174         13,197      11,172       12,448
12/00       14,356             13,677         14,740      11,546       13,859
12/01       14,965             14,241         15,496      11,732       14,430
12/02       16,464             15,630         16,983      12,017       15,683

           PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

          # Account value if you reinvested income and capital gains.

                         AVERAGE ANNUAL TOTAL RETURNS++
--------------------------------------------------------------------------------
      ONE      ANNUALIZED     ANNUALIZED      ANNUALIZED
     YEAR        3 YEAR         5 YEAR         INCEPTION
    RETURN       RETURN         RETURN          TO DATE
--------------------------------------------------------
    10.02%        8.90%          5.88%           6.55%   Institutional Class*
--------------------------------------------------------
     9.75%        8.68%          5.70%+          6.77%   Class A**
--------------------------------------------------------
     5.11%        7.13%          4.79%+          5.47%   Class A, with load***
--------------------------------------------------------

   * Commenced operations on 02/16/95.
  ** Commenced operations on 06/14/99.
 *** Reflects 4.25% sales charge.
   + Prior performance information represents performance of the Institutional
     Class, which was offered on 02/15/95. Institutional Class performance has been adjusted to reflect the Class A sales charge, but has not been adjusted to reflect Class A Rule 12b-1 fees and expenses. Had that adjustment been made, performance would be lower than that shown.
 ++ Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2002                      39              www.bishopstreetfunds.com

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS

--------------------------------------------------------------------------------
                                                                     Percentage
                                             Coupon      Maturity        of
                                              Rate         Date      Investments
--------------------------------------------------------------------------------
 1.  Honolulu City & County Waste Water RB     5.250%     07/01/18      2.7%
--------------------------------------------------------------------------------
 2.  Honolulu City & County GO                 5.000%     07/01/19      2.0%
--------------------------------------------------------------------------------
 3.  Hawaii State Highway RB                   5.250%     07/01/15      1.9%
--------------------------------------------------------------------------------
 4.  Hawaii State Highway RB                   6.000%     07/01/09      1.9%
--------------------------------------------------------------------------------
 5.  Honolulu City & County GO                 5.125%     07/01/17      1.8%
--------------------------------------------------------------------------------
 6.  Hawaii State Airport System RB            6.500%     07/01/14      1.6%
--------------------------------------------------------------------------------
 7.  Hawaii State GO                           5.250%     04/01/12      1.5%
--------------------------------------------------------------------------------
 8.  Honolulu City & County Waste Water RB     5.250%     07/01/15      1.4%
--------------------------------------------------------------------------------
 9.  Hawaii State GO                           6.000%     11/01/06      1.4%
--------------------------------------------------------------------------------
10.  Hawaii State GO                           6.500%     12/01/13      1.4%

--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS

       Face                                                                     Market
      Amount                                                                     Value
       (000)                                                                     (000)
      --------                                                                  --------

                            MUNICIPAL BONDS -- 98.3%
HAWAII  -- 93.0%
               Department of Budget & Finance, Hawaiian Electric,
               Ser A, RB, AMBAC Insured
     $2,000    5.500%, 12/01/14                                                $  2,227
               Department of Budget & Finance, Hawaiian Electric,
               Ser A, RB, AMT, AMBAC Insured
      1,000    5.100%, 09/01/32                                                   1,000
               Department of Budget & Finance, Hawaiian Electric,
               Ser A, RB, AMT, MBIA Insured
        760    6.200%, 05/01/26                                                     846
        290    5.650%, 10/01/27                                                     310
               Department of Budget & Finance, Hawaiian Electric,
               Ser B, RB, AMT, AMBAC Insured
      1,000    5.750%, 12/01/18                                                   1,086
               Department of Budget & Finance, Hawaiian Electric,
               Ser C, RB, AMT, AMBAC Insured
      1,000    6.200%, 11/01/29                                                   1,106


Bishop Street Funds                    40

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------


                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                                    Market
       Amount                                                                    Value
        (000)                                                                    (000)
       --------                                                                 --------

HAWAII (CONTINUED)
               Department of Budget & Finance, Queens Health Systems,
               Ser A, RB
     $1,450    5.875%, 07/01/11                                                $  1,551
      2,000    5.750%, 07/01/26                                                   2,037
               Department of Budget & Finance, Queens Health Systems,
               Ser B, RB, MBIA Insured
        750    5.250%, 07/01/11                                                     812
      1,445    5.250%, 07/01/12                                                   1,562
      1,275    5.250%, 07/01/13                                                   1,379
      1,000    5.250%, 07/01/14                                                   1,075
               Department of Budget & Finance, Special Purpose Mortgage,
               Hawaiian Electric Project, Ser A, RB, AMT, MBIA Insured
      1,090    6.600%, 01/01/25                                                   1,189
               Department of Budget & Finance, Special Purpose Mortgage,
               Kapiolani Health Care System Project, RB
      1,260    6.300%, 07/01/08                                                   1,299
               Department of Budget & Finance, Special Purpose Mortgage,
               St. Francis Medical Center Project, RB, FSA Insured
        930    6.500%, 07/01/22                                                     953
               Harbor Capital Improvement, RB, AMT, FGIC Insured
        305    6.200%, 07/01/08                                                     329
               Harbor Capital Improvement, RB, AMT, MBIA Insured
      2,000    5.500%, 07/01/27                                                   2,057
        500    5.400%, 07/01/09                                                     552
               Harbor System, Ser A, RB, AMT, FSA Insured
      2,025    5.750%, 07/01/17                                                   2,220
      1,210    5.700%, 07/01/16                                                   1,336
      1,000    5.600%, 07/01/15                                                   1,105
               Harbor System, Ser B, RB, AMT, AMBAC Insured
        200    5.500%, 07/01/19                                                     214
               Hawaii County, Ser A, GO, FGIC Insured
        450    5.600%, 05/01/12                                                     520
        430    5.600%, 05/01/13                                                     500
        400    5.550%, 05/01/09                                                     459
        630    5.500%, 07/15/12                                                     717
        450    4.500%, 02/01/05                                                     476
               Hawaii County, Ser A, GO, FSA Insured
      1,000    5.625%, 05/15/19                                                   1,101
        500    5.400%, 05/15/15                                                     547
      1,000    5.375%, 05/15/13                                                   1,104
      1,000    5.375%, 05/15/14                                                   1,096
      1,000    5.250%, 05/15/11                                                   1,106
      1,025    5.250%, 05/15/12                                                   1,127


December 31, 2002                      41              www.bishopstreetfunds.com

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------


                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                                     Market
       Amount                                                                     Value
        (000)                                                                     (000)
       --------                                                                 --------

HAWAII (CONTINUED)
               Hawaii State, Airport System, First Ser, RB, MBIA Insured
     $  775    5.600%, 07/01/04                                                $    820
               Hawaii State, Airport System, Second Ser, RB, AMT, ETM
         60    6.900%, 07/01/12                                                      73
               Hawaii State, Airport System, Second Ser, RB, AMT, ETM,
               MBIA Insured
      1,100    6.900%, 07/01/12                                                   1,341
               Hawaii State, Airport System, Ser B, RB, AMT,
               FGIC Insured
      1,500    6.625%, 07/01/18                                                   1,738
      2,500    6.500%, 07/01/14                                                   2,937
        100    6.000%, 07/01/19                                                     111
               Hawaii State, Highway, RB
      1,000    6.000%, 07/01/08                                                   1,161
      3,000    6.000%, 07/01/09                                                   3,514
        375    5.250%, 07/01/10                                                     408
        500    5.250%, 07/01/12                                                     539
      2,000    5.250%, 07/01/16                                                   2,142
        510    5.000%, 07/01/11                                                     528
      1,175    5.000%, 07/01/13                                                   1,211
               Hawaii State, Highway, RB, FGIC Insured
      3,280    5.250%, 07/01/15                                                   3,518
        405    5.000%, 07/01/16                                                     425
               Hawaii State, Highway, RB, FSA Insured
      2,000    5.375%, 07/01/20                                                   2,142
      1,000    5.250%, 07/01/13                                                   1,116
               Hawaii State, Housing & Community Development,
               Ser A, RB, AMT, FNMA Collateral
      1,955    6.300%, 07/01/20                                                   2,043
        485    6.150%, 07/01/12                                                     510
        495    6.100%, 07/01/11                                                     517
               Hawaii State, Housing, Finance & Development,
               Affordable Rental Housing Program, Ser A, RB
        750    6.050%, 07/01/22                                                     780
        340    6.000%, 07/01/15                                                     357
               Hawaii State, Housing, Finance & Development,
               Affordable Rental Housing Program, Ser A, RB,
               AMT, FNMA Collateral
      2,055    5.750%, 07/01/30                                                   2,099
        257    5.550%, 07/01/07                                                     268
      1,355    5.400%, 07/01/30                                                   1,367
        250    5.250%, 07/01/13                                                     260

Bishop Street Funds                    42


Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------


                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                                     Market
       Amount                                                                     Value
        (000)                                                                     (000)
       --------                                                                 --------

HAWAII (CONTINUED)
               Hawaii State, Housing, Finance & Development,
               Single-Family Mortgage Purchase, Ser B, RB, FNMA Collateral
    $ 1,000    5.450%, 07/01/17                                                $  1,025
               Hawaii State, Housing, Finance & Development,
               University of Hawaii, Faculty Housing Project, RB, AMBAC Insured
        700    5.650%, 10/01/16                                                     760
        415    5.000%, 10/01/06                                                     451
        395    4.850%, 10/01/05                                                     427
        380    4.750%, 10/01/04                                                     402
               Hawaii State, Kapolei Office Building, Ser A,
               COP, AMBAC Insured
      1,475    5.250%, 05/01/13                                                   1,610
      1,000    5.000%, 05/01/08                                                   1,112
      1,000    5.000%, 05/01/14                                                   1,066
      1,100    5.000%, 05/01/15                                                   1,165
      1,500    5.000%, 05/01/16                                                   1,579
      1,000    5.000%, 05/01/17                                                   1,047
        500    5.000%, 05/01/18                                                     521
               Hawaii State, No. 1 Capitol District State Office,
               COP, MBIA Insured
      1,000    5.200%, 05/01/14                                                   1,089
        175    5.000%, 05/01/11                                                     192
               Hawaii State, Ser CC, GO
        400    5.125%, 02/01/08                                                     445
               Hawaii State, Ser CH, GO, MBIA Insured
      2,200    6.000%, 11/01/06                                                   2,516
               Hawaii State, Ser CI, GO
      1,000    4.600%, 11/01/06                                                   1,092
               Hawaii State, Ser CI, GO, MBIA Insured
      1,000    4.750%, 11/01/09                                                   1,104
               Hawaii State, Ser CL, GO
      1,000    6.000%, 03/01/09                                                   1,170
               Hawaii State, Ser CL, GO, MBIA Insured
        555    6.000%, 03/01/08                                                     642
               Hawaii State, Ser CM, GO, FGIC Insured
      2,000    6.500%, 12/01/13                                                   2,495
        500    6.000%, 12/01/09                                                     591
      1,500    6.000%, 12/01/11                                                   1,783
               Hawaii State, Ser CN, GO, FGIC Insured
        500    5.500%, 03/01/14                                                     543
        500    5.250%, 03/01/12                                                     541
        535    5.250%, 03/01/17                                                     572


December 31, 2002                      43              www.bishopstreetfunds.com

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------


                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                                     Market
        Amount                                                                    Value
        (000)                                                                     (000)
       --------                                                                 --------

HAWAII (CONTINUED)
               Hawaii State, Ser CO, GO, FGIC Insured
     $  200    6.000%, 09/01/05                                                $    222
               Hawaii State, Ser CR, GO, MBIA Insured
      1,500    5.750%, 04/01/09                                                   1,736
        270    5.250%, 04/01/11                                                     293
      2,500    5.250%, 04/01/12                                                   2,706
               Hawaii State, Ser CS, GO, MBIA Insured
      1,500    5.250%, 04/01/06                                                   1,656
      1,550    5.000%, 04/01/07                                                   1,717
        255    5.000%, 04/01/09                                                     284
               Hawaii State, Ser CT, GO, FSA Insured
      1,500    5.875%, 09/01/16                                                   1,783
        400    5.500%, 09/01/06                                                     448
               Hawaii State, Ser CU, GO, MBIA Insured
        500    5.750%, 10/01/07                                                     568
        500    5.750%, 10/01/11                                                     576
        550    5.750%, 10/01/12                                                     629
        250    5.300%, 10/01/15                                                     285
               Hawaii State, Ser CV, GO, FGIC Insured
      1,000    5.250%, 08/01/21                                                   1,054
               Hawaii State, Ser CX, GO, FSA Insured
      1,000    5.500%, 02/01/21                                                   1,077
               Hawaii State, Ser CY, GO, FSA Insured
      1,000    5.500%, 02/01/11                                                   1,139
      2,000    5.250%, 02/01/07                                                   2,228
      1,000    5.250%, 02/01/10                                                   1,124
               Hawaii State, Ser CZ, GO, FSA Insured
        860    5.250%, 07/01/19                                                     922
      1,500    5.000%, 07/01/22                                                   1,554
               Hawaiian Home Lands Department, RB
      1,250    4.000%, 07/01/05                                                   1,311
               Honolulu City & County, Board of Water Supply, RB
      1,000    5.800%, 07/01/16                                                   1,144
        250    5.250%, 07/01/07                                                     282
               Honolulu City & County, Board of Water Supply, RB,
               FSA Insured
        620    5.500%, 07/01/15                                                     695
        340    5.000%, 07/01/08                                                     378
               Honolulu City & County, GO
        230    6.000%, 12/01/09                                                     273
        820    5.400%, 09/27/07                                                     927
        200    1.350%, 09/11/08                                                     200


Bishop Street Funds                    44

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------


                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                                     Market
       Amount                                                                     Value
        (000)                                                                     (000)
       --------                                                                 --------

HAWAII (CONTINUED)
               Honolulu City & County, Ser A, GO
     $   55    6.000%, 01/01/10                                                $     64
               Honolulu City & County, Ser A, GO, ETM
        500    6.000%, 01/01/09                                                     586
         95    6.000%, 01/01/10                                                     112
        800    5.750%, 04/01/10                                                     934
        245    5.700%, 04/01/09                                                     284
               Honolulu City & County, Ser A, GO, ETM, MBIA Insured
        135    6.000%, 11/01/10                                                     160
               Honolulu City & County, Ser A, GO, FSA Insured
        300    5.125%, 09/01/21                                                     312
               Honolulu City & County, Ser A, GO, MBIA Insured
        365    6.000%, 11/01/10                                                     432
               Honolulu City & County, Ser B, GO
      1,230    5.600%, 06/01/05                                                   1,310
               Honolulu City & County, Ser B, GO, FGIC Insured
        635    5.500%, 10/01/11                                                     733
      2,000    5.125%, 07/01/16                                                   2,128
      3,000    5.125%, 07/01/17                                                   3,173
               Honolulu City & County, Ser C, GO, FGIC Insured
        125    5.500%, 11/01/07                                                     142
      1,200    5.125%, 07/01/11                                                   1,322
      2,000    5.125%, 07/01/15                                                   2,143
      3,500    5.000%, 07/01/19                                                   3,640
               Honolulu City & County, Waipahu Towers Project,
               Ser A, RB, AMT, GNMA Collateral
        200    6.900%, 06/20/35                                                     210
               Honolulu City & County, Waste Water, 2nd Board Resolution,
               Junior Ser, RB, FGIC Insured
      1,000    5.250%, 07/01/12                                                   1,103
      1,900    5.250%, 07/01/13                                                   2,090
      2,365    5.250%, 07/01/15                                                   2,560
      2,290    5.250%, 07/01/16                                                   2,465
      1,000    5.250%, 07/01/17                                                   1,070
      4,500    5.250%, 07/01/18                                                   4,798
               Kauai County, Public Improvement, Ser B, GO, MBIA Insured
        175    5.200%, 08/01/15                                                     188
        165    5.150%, 08/01/14                                                     177
        155    5.100%, 08/01/13                                                     166
        120    5.050%, 08/01/12                                                     129
        140    5.000%, 08/01/11                                                     151
        135    4.950%, 08/01/10                                                     145
        100    4.850%, 08/01/09                                                     108
        120    4.750%, 08/01/08                                                     131


December 31, 2002                      45              www.bishopstreetfunds.com

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------


                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                                     Market
       Amount                                                                     Value
        (000)                                                                     (000)
       --------                                                                 --------

HAWAII (CONTINUED)
               Kauai County, Ser A, GO, FGIC Insured
     $1,135    6.250%, 08/01/18                                                $  1,371
      1,480    6.250%, 08/01/20                                                   1,787
      1,335    6.250%, 08/01/21                                                   1,612
      1,050    6.250%, 08/01/22                                                   1,268
               Kauai County, Ser A, GO, MBIA Insured
        750    5.625%, 08/01/18                                                     825
               Kauai County, Ser B, GO, AMBAC Insured
        285    5.750%, 08/01/06                                                     321
               Kauai County, Ser B, GO, MBIA Insured
        260    5.900%, 02/01/13                                                     278
               Maui County, GO, FGIC Insured
        290    5.125%, 12/15/10                                                     304
               Maui County, Ser A, GO
        485    5.375%, 03/01/12                                                     545
               Maui County, Ser A, GO, FGIC Insured
        450    5.800%, 03/01/15                                                     529
      1,000    5.250%, 03/01/08                                                   1,121
        500    5.200%, 09/01/12                                                     540
        100    5.125%, 03/01/14                                                     107
        615    5.100%, 03/01/19                                                     640
        200    5.000%, 03/01/13                                                     214
        795    5.000%, 03/01/18                                                     829
               Maui County, Ser A, GO, MBIA Insured
        250    5.750%, 06/01/13                                                     285
               Maui County, Ser C, GO, FGIC Insured
      1,000    5.250%, 03/01/17                                                   1,076
        500    5.200%, 03/01/16                                                     529
        555    5.150%, 03/01/14                                                     592
        790    5.150%, 03/01/15                                                     837
               University of Hawaii, Ser A, RB, FGIC Insured
        500    5.500%, 07/15/19                                                     547
        500    5.500%, 07/15/21                                                     541
               University of Hawaii, Ser B, RB, FSA Insured
        320    5.250%, 10/01/16                                                     348
        775    5.250%, 10/01/17                                                     838
                                                                               --------
                                                                                170,924
                                                                               --------
NEW YORK  -- 0.6%
               New York State, Urban Development, Ser A, RB
      1,000    5.250%, 01/01/11                                                   1,115
                                                                               --------


Bishop Street Funds                    46

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------


                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

                                                                                 Market
        Face                                                                      Value
 Amount (000)/Shares                                                              (000)
---------------------------                                                    --------

PUERTO RICO -- 4.7%
               Puerto Rico Commonwealth, GO, MBIA Insured
     $1,500    6.500%, 07/01/10                                                $  1,826
        500    6.500%, 07/01/14                                                     627
               Puerto Rico Commonwealth, Public Improvements,
               GO, FSA Insured
      1,000    5.250%, 07/01/17                                                   1,131
               Puerto Rico Commonwealth, Public Improvements,
               Ser A, GO
        570    5.500%, 07/01/17                                                     657
               Puerto Rico, Electric Power Authority, Ser DD, RB,
               FSA Insured
      1,000    5.000%, 07/01/28                                                   1,025
               Puerto Rico, Housing, Banking & Finance Agency,
               Single-Family Mortgage, Affordable Housing Mortgage,
               Portfolio I, RB, AMT, GNMA/FNMA/FHLMC Collateral
        180    6.100%, 10/01/15                                                     187
               Puerto Rico, Industrial Tourist Educational Medical
               Environmental Control Facilities, Hospital Auxilio Mutuo
               Obligation Group, Ser A, RB, MBIA Insured
        300    6.250%, 07/01/24                                                     329
               Puerto Rico, Public Building Authority, Government Facilities,
               Ser B, RB, MBIA Insured
      1,000    5.000%, 07/01/15                                                   1,064
               University of Puerto Rico, Ser O, RB, MBIA Insured
      1,500    5.750%, 06/01/19                                                   1,676
                                                                               --------
                                                                                  8,522
                                                                               --------
               TOTAL MUNICIPAL BONDS (Cost $168,169)                            180,561
                                                                               --------

                            CASH EQUIVALENTS -- 0.2%

    215,418    Dreyfus Tax-Exempt Cash Management Fund                              215
               Goldman Sachs Institutional Liquid Assets Tax-Exempt
    215,418    Diversified Portfolio                                                215
                                                                               --------
               TOTAL CASH EQUIVALENTS (Cost $430)                                   430
                                                                               --------
TOTAL INVESTMENTS (Cost $168,599) -- 98.5%                                      180,991
                                                                               --------
   ADVISORY FEES PAYABLE -- (0.0)%                                                  (30)
   ADMINISTRATIVE FEES PAYABLE -- (0.0)%                                            (11)
   OTHER ASSETS AND LIABILITIES -- 1.5%                                           2,793
                                                                               --------
TOTAL OTHER ASSETS AND LIABILITIES, NET -- 1.5%                                   2,752
                                                                               --------


December 31, 2002                      47              www.bishopstreetfunds.com

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------


                             STATEMENT OF NET ASSETS
                                   (CONCLUDED)

                                                                                 Market
                                                                                  Value
                                                                                  (000)
                                                                                --------


                                   NET ASSETS:

Fund Shares of Institutional Class (unlimited authorization -- no par value)
    based on 13,415,025 outstanding shares of beneficial interest              $139,659
Fund Shares of Class A (unlimited authorization -- no par value)
    based on 2,986,005 outstanding shares of beneficial interest                 31,474
Undistributed net investment income                                                  53
Accumulated net realized gain on investments                                        165
Net unrealized appreciation on investments                                       12,392
                                                                               --------
TOTAL NET ASSETS -- 100.0%                                                     $183,743
                                                                               ========
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS                                       $11.20
                                                                               ========
NET ASSET VALUE AND REDEMPTION
    PRICE PER SHARE -- CLASS A                                                   $11.20
                                                                               ========
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A ($11.20 / 95.75%)                    $11.70
                                                                               ========

AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
AMT -- ALTERNATIVE MINIMUM
TAX COP -- CERTIFICATE OF PARTICIPATION
ETM -- ESCROWED TO MATURITY
FGIC -- FINANCIAL GUARANTEE INSURANCE CORPORATION
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA -- FINANCIAL SECURITY ASSURANCE
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE
RB -- REVENUE BOND
SER -- SERIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Bishop Street Funds                    48

                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS

Money Market & Treasury Money Market Funds
--------------------------------------------------------------------------------

2002 proved to be challenging for the U.S. economy and financial markets. Geopolitical risks, accounting scandals, alleged conflicts of interest at investment banks, the telecom industry's rapid decline and a deteriorating stock market helped prevent the economy from staging the quick recovery that everyone had hoped for. After waiting patiently for most of the year, it became apparent the economy needed further monetary stimulus, and the Federal Open Market Committee responded by lowering the Fed Funds rate by 0.50% in November, to 1.25%, the only interest rate adjustment for the year.

Lower interest rates and credit deterioration were major investment themes throughout the fourth quarter and the entire year. As corporations either opted out of the short-term market in favor of the historically low interest rates, or were forced out due to deteriorating credit, the amount of commercial paper outstanding fell during 2002. The shrinking universe of investments depressed yields even further, forcing some money market funds with high expenses to waive fees in order to keep yields positive and retain shareholders.

Although there are plenty of uncertainties to confront, many of the troubling issues overhanging the economy and the markets should dissipate in 2003. The stimulative economic policy from the Bush administration, coupled with the Federal Reserve's aggressive monetary policy, should support a sustained recovery. We believe the Fed will likely leave interest rates unchanged until business spending significantly increases, the employment situation stabilizes, and the economy gains momentum. Therefore, the Funds will continue to invest with the expectation that the yield curve will remain relatively flat through most of 2003, while anticipating a broader economic recovery to emerge in the latter part of the year. As always, the Funds' emphasis will continue to be on high quality, liquid issues in a diversified investment style.



December 31, 2002                      49              www.bishopstreetfunds.com

Money Market Fund
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS


        Face
       Amount                                                                     Value
        (000)                                                                     (000)
       --------                                                                 --------


                          COMMERCIAL PAPER (D) -- 50.3%

ASSET-BACKED -- 25.9%
               Apreco
    $ 4,000    1.360%, 01/21/03                                                $  3,997
               Corporate Asset Funding
      5,000    1.350%, 01/23/03                                                   4,996
               Corporate Receivable
      5,000    1.330%, 01/30/03                                                   4,994
               Delaware Funding
      5,000    1.320%, 01/07/03                                                   4,999
               Edison Asset
      5,000    1.330%, 01/24/03                                                   4,996
               Enterprise Funding
      5,000    1.380%, 01/06/03                                                   4,999
               Falcon Asset Securitization
      5,000    1.350%, 01/22/03                                                   4,996
               Galaxy Funding
      5,000    1.350%, 01/23/03                                                   4,996
               Greyhawk Funding
      5,000    1.360%, 02/19/03                                                   4,991
               Park Avenue Receivables
      5,000    1.340%, 02/05/03                                                   4,993
               Prefco
      5,000    1.340%, 02/03/03                                                   4,994
               Variable Funding Capital
      3,000    1.350%, 01/21/03                                                   2,998
               Windmill Funding
      5,000    1.350%, 01/17/03                                                   4,997
                                                                               --------
                                                                                 61,946
                                                                               --------
DIVERSE FINANCIAL SERVICES -- 13.2%
               General Electric Capital
      5,000    2.200%, 02/25/03                                                   4,983
               HBOS Treasury Services
      8,000    1.770%, 01/23/03                                                   7,991
               MassMutual Funding
      8,000    1.330%, 01/23/03                                                   7,994
               New York Life Capital
      4,600    1.320%, 01/23/03                                                   4,596
               Toyota Motor Credit
      6,000    1.330%, 02/13/03                                                   5,991
                                                                               --------
                                                                                 31,555
                                                                               --------

Bishop Street Funds                    50

Money Market Fund
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face
       Amount                                                                     Value
        (000)                                                                     (000)
       --------                                                                 --------

INDUSTRIAL -- 2.1%
               Archer Daniels Midland
    $ 5,000    1.720%, 03/05/03                                                $  4,985
                                                                               --------
PHARMACEUTICALS -- 2.9%
               Pfizer
      7,000    1.280%, 01/29/03                                                   6,993
                                                                               --------
RETAIL - FOOD -- 1.7%
               Coca-Cola Enterprises
      4,000    1.320%, 03/12/03                                                   3,989
                                                                               --------
SPECIAL PURPOSE ENTITY -- 4.5%
               Societe Generale NA
      6,800    1.330%, 02/05/03                                                   6,791
               Yale University
      3,887    1.360%, 01/10/03                                                   3,886
                                                                               --------
                                                                                 10,677
                                                                               --------
               TOTAL COMMERCIAL PAPER (Cost $120,145)                           120,145
                                                                               --------

                 CERTIFICATES OF DEPOSIT/BANK NOTES (C) -- 19.5%

               American Express Centurion Bank
      6,500    1.350%, 01/15/03                                                   6,500
               Canadian Imperial Bank of New York
      5,000    1.310%, 02/28/03                                                   5,000
               Den Danske
      4,000    1.570%, 11/06/03                                                   4,000
               Dexia Bank of New York
      7,000    1.340%, 01/21/03                                                   7,000
               State Street Bank & Trust
      8,000    1.750%, 01/23/03                                                   8,000
               Svenska Handelsbanken of New York
      8,000    1.780%, 01/17/03                                                   8,000
               Westdeutsche Landesbank
      8,000    1.780%, 01/24/03                                                   8,000
                                                                               --------
               TOTAL CERTIFICATES OF DEPOSIT/BANK NOTES (Cost $46,500)           46,500
                                                                               --------


December 31, 2002                      51              www.bishopstreetfunds.com

Money Market Fund
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face
       Amount                                                                     Value
        (000)                                                                     (000)
       -------                                                                    -------


                   U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.1%
               FHLB
    $ 2,000    1.800%, 10/30/03                                                $  2,000
      3,500    2.020%, 11/14/03                                                   3,500
      2,000    1.800%, 11/28/03                                                   2,000
               FHLMC
      5,000    2.330%, 04/25/03                                                   4,972
      3,000    1.380%, 12/04/03                                                   2,957
      3,000    3.250%, 01/15/04                                                   3,052
               FHLMC, MTN
      2,000    1.585%, 12/08/03                                                   2,000
               FNMA
      3,500    4.750%, 11/14/03                                                   3,595
                                                                               --------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $24,076)           24,076
                                                                               --------

                  INSURANCE FUNDING AGREEMENTS (A) (B) -- 8.4%

               Allstate
      3,000    1.500%, 03/31/03                                                   3,000
               Metropolitan Life Insurance
      5,000    1.787%, 02/01/03                                                   5,000
               Monumental Life Insurance
      8,000    1.860%, 03/03/03                                                   8,000
               Travelers Insurance
      4,000    1.495%, 02/28/03                                                   4,000
                                                                               --------
               TOTAL INSURANCE FUNDING AGREEMENTS (Cost $20,000)                 20,000
                                                                               --------

                          CORPORATE OBLIGATIONS -- 4.5%

DIVERSE FINANCIAL SERVICES -- 4.5%
               Citicorp
      2,000    8.000%, 02/01/03                                                   2,011
               General Electric Capital (A)
      2,300    1.464%, 01/09/03                                                   2,300
               General Electric Capital, MTN (A)
      2,000    1.450%, 01/17/03                                                   2,000
               Wells Fargo, MTN
      4,424    5.750%, 02/01/03                                                   4,438
                                                                               --------
               TOTAL CORPORATE OBLIGATIONS (Cost $10,749)                        10,749
                                                                               --------


Bishop Street Funds                    52

Money Market Fund
--------------------------------------------------------------------------------


                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face
       Amount                                                                     Value
        (000)                                                                     (000)
       ------                                                                    -------


                   COLLATERALIZED MORTGAGE OBLIGATION -- 2.1%

               Holmes Financing
    $ 5,000    1.420%, 10/15/03                                                $  5,000
                                                                               --------
               TOTAL COLLATERALIZED MORTGAGE OBLIGATION (Cost $5,000)             5,000
                                                                               --------

                          REPURCHASE AGREEMENTS -- 6.4%

               ABN AMRO, 1.250%, dated 12/31/02, matures 01/02/03,
               repurchase price $6,100,424 (collateralized by a
               U.S. Government Obligation, total par value $5,793,000,
      6,100    4.250%, 07/15/07: total market value $6,222,540)                   6,100

               Credit Suisse First Boston, 1.250%, dated 12/31/02,
               matures 01/02/03, repurchase price $9,200,639
               (collateralized by a U.S. Government Obligation,
               total par value $8,475,000, 5.250%, 04/15/07:
      9,200    total market value $9,386,041)                                     9,200
                                                                               --------
               TOTAL REPURCHASE AGREEMENTS (Cost $15,300)                        15,300
                                                                               --------
               TOTAL INVESTMENTS (Cost $241,770) -- 101.3%                      241,770
                                                                               --------
   ADVISORY FEES PAYABLE -- (0.0)%                                                  (44)
   ADMINISTRATIVE FEES PAYABLE -- (0.0)%                                            (23)
   OTHER ASSETS AND LIABILITIES -- (1.3)%                                        (3,017)
                                                                               --------
TOTAL OTHER ASSETS AND LIABILITIES, NET -- (1.3)%                              $ (3,084)
                                                                               --------


December 31, 2002                      53              www.bishopstreetfunds.com

Money Market Fund
--------------------------------------------------------------------------------


                             STATEMENT OF NET ASSETS
                                   (CONCLUDED)


                                                                                  Value
                                                                                  (000)
                                                                                 -------


                                   NET ASSETS:

Fund Shares of Institutional Class (unlimited authorization -- no par value)
    based on 238,521,821 outstanding shares of beneficial interest             $238,522
Fund Shares of Class A (unlimited authorization -- no par value)
    based on 187,413 outstanding shares of beneficial interest                      187
Distributions in excess of net investment income                                     (1)
Accumulated net realized loss on investments                                        (22)
                                                                               --------
TOTAL NET ASSETS -- 100.0%                                                     $238,686
                                                                               ========
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS                                        $1.00
                                                                               ========
NET ASSET VALUE AND REDEMPTION
    PRICE PER SHARE -- CLASS A                                                    $1.00
                                                                               ========

(A) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 2002. THE MATURITY DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.
(B) SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXCEPT FROM REGISTRATION UNDER SECTION 3A-4, 4(2) OR 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS."
(C) REPRESENTS THE EFFECTIVE YIELD AT THE DATE OF PURCHASE.
(D) REPRESENTS THE DISCOUNT YIELD AT THE DATE OF PURCHASE.
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE
NA -- NATIONAL ASSOCIATION

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Bishop Street Funds                    54

Treasury Money Market Fund
--------------------------------------------------------------------------------


                             STATEMENT OF NET ASSETS

        Face
       Amount                                                                    Value
        (000)                                                                    (000)
       -------                                                                  -------


                       U.S. TREASURY OBLIGATIONS -- 36.1%

               U.S. Treasury Bills (A)
    $ 8,000    1.715%, 01/16/03                                                $  7,994
     16,000    1.593%, 02/20/03                                                  15,965
     20,000    1.481%, 04/03/03                                                  19,925
     20,000    1.212%, 07/03/03                                                  19,878
               U.S. Treasury Notes
     15,000    5.500%, 02/28/03                                                  15,102
     20,000    5.250%, 08/15/03                                                  20,424
     20,000    3.000%, 11/30/03                                                  20,271
                                                                               --------
               TOTAL U.S. TREASURY OBLIGATIONS (Cost $119,559)                  119,559
                                                                               --------

                         REPURCHASE AGREEMENTS -- 70.6%

               ABN AMRO, 1.100%, dated 12/31/02, matures 01/02/03,
               repurchase price $42,402,591 (collateralized by U.S. Government
               Obligations, total par value $37,956,000, 4.625%-6.125%,
     42,400    05/15/06-08/15/29: total market value $43,248,988)                42,400

               Credit Suisse First Boston, 1.100%, dated 12/31/02,
               matures 01/02/03, repurchase price $60,403,691
               (collateralized by U.S. Government Obligations,
               total par value $42,668,000, 8.000%-8.875%,
     60,400    02/15/19-11/15/21: total market value $61,608,393)                60,400

               Deutsche Bank, 1.100%, dated 12/31/02, matures 01/02/03,
               repurchase price $61,303,746 (collateralized by U.S. Government
               Obligations, total par value $37,747,000, 6.250%-11.250%,
     61,300    02/15/15-08/15/23: total market value $62,526,557)                61,300

               UBS Warburg Dillion, 1.100%, dated 12/31/02, matures 01/02/03, repurchase price $70,104,284 (collateralized by a U.S. Government
               Obligation, total par value $57,330,000, 4.250%, 01/15/10:
     70,100    total market value $71,507,683)                                   70,100
                                                                               --------
               TOTAL REPURCHASE AGREEMENTS (Cost $234,200)                      234,200
                                                                               --------
TOTAL INVESTMENTS (Cost $353,759) -- 106.7%                                     353,759
                                                                               --------


December 31, 2002                      55              www.bishopstreetfunds.com


Treasury Money Market Fund
--------------------------------------------------------------------------------


                             STATEMENT OF NET ASSETS
                                   (CONCLUDED)


                                                                                  Value
                                                                                  (000)
                                                                                -------

   ADVISORY FEES PAYABLE -- (0.0)%                                             $    (43)
   ADMINISTRATIVE FEES PAYABLE -- (0.0)%                                            (32)
   PAYABLE FOR INVESTMENT SECURITIES PURCHASED -- (6.0)%                        (19,878)
   OTHER ASSETS AND LIABILITIES -- (0.7)%                                        (2,128)
                                                                               --------
TOTAL OTHER ASSETS AND LIABILITIES, NET -- (6.7)%                               (22,081)
                                                                               --------

                                   NET ASSETS:

Fund Shares of Institutional Class (unlimited authorization -- no par value)
    based on 331,675,671 outstanding shares of beneficial interest 331,675
Undistributed net investment income                                                  16
Accumulated net realized loss on investments                                        (13)
                                                                               --------
TOTAL NET ASSETS -- 100.0%                                                     $331,678
                                                                               ========
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS                                        $1.00
                                                                               ========

(A) REPRESENTS THE EFFECTIVE YIELD AT THE DATE OF PURCHASE.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Bishop Street Funds                    56

Bishop Street Funds
--------------------------------------------------------------------------------


                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
                                 (IN THOUSANDS)

                                                                                  High
                                                                                  Grade
                                                                Equity           Income
                                                                 Fund             Fund
-----------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost                                        $145,795       $126,191
=========================================================================================
   Investments, at value                                       $131,142       $137,265
   Cash                                                               2             --
   Receivable for Fund shares sold                                   12             18
   Receivable for investment securities sold                        642              1
   Dividends and interest receivable                                187          2,098
   Prepaid expenses                                                   4              2
   Short-term investments held as collateral
      for loaned securities                                      11,841         38,462
-----------------------------------------------------------------------------------------
      Total Assets                                              143,830        177,846
-----------------------------------------------------------------------------------------
LIABILITIES:
   Payable for Fund shares redeemed                                  --             13
   Payable for investment securities purchased                      272             --
   Income distributions payable                                      --            324
   Collateral on securities loaned                               11,840         38,462
   Advisory fees payable                                             83             53
   Administrative fees payable                                       13             13
   Accrued expenses payable                                          38             40
-----------------------------------------------------------------------------------------
      Total Liabilities                                          12,246         38,905
-----------------------------------------------------------------------------------------
Total Net Assets                                               $131,584       $138,941
-----------------------------------------------------------------------------------------
   Fund shares of Institutional Class
      (unlimited authorization -- no par value)
      based on 17,261,139 and 12,982,710 outstanding
      shares of beneficial interest, respectively               206,636        129,610
   Fund shares of Class A
      (unlimited authorization -- no par value)
      based on 214,162 and 40,013 outstanding
      shares of beneficial interest, respectively                 7,001            393
   Undistributed net investment income                                7              2
   Accumulated net realized loss on investments                 (67,407)        (2,138)
   Net unrealized appreciation (depreciation) on investments    (14,653)        11,074
-----------------------------------------------------------------------------------------
Total Net Assets                                               $131,584       $138,941
=========================================================================================
Net Asset Value, Offering and Redemption Price Per Share --
   Institutional Class                                            $7.53         $10.67
=========================================================================================
Net Asset Value and Redemption Price Per Share -- Class A         $7.49         $10.62
=========================================================================================
Maximum Offering Price Per Share -- Class A
   ($7.49 / 94.25% and $10.62 / 95.25%, respectively)             $7.95         $11.15
=========================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

December 31, 2002                       57            www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------


                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                                 (IN THOUSANDS)

                                                                      Tax         High
                                                     Strategic      Managed       Grade
                                         Equity       Growth        Equity       Income
                                          Fund       Fund (1)      Fund (2)       Fund
----------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividend Income                      $ 2,187       $  62         $  66       $   44
   Interest Income                           --          --            --        6,745
   Securities Lending                        37          --            --           63
   Less: Foreign Taxes Withheld             (13)         --            --           --
----------------------------------------------------------------------------------------
   Total Investment Income                2,211          62            66        6,852
----------------------------------------------------------------------------------------
EXPENSES:
   Investment Adviser Fee                 1,315          71            25          723
   Management Fee                           355          19             7          263
   Shareholder Servicing Fee                444          24             8          329
   Distribution Fees, Class A                 5          --            --            1
   Custody Fees                              18           1            --           13
   Transfer Agent Fees                       56          20             4           53
   Registration Fees                         12           1            --            5
   Trustees Fees                             14           1            --           12
   Printing Fees                             11           2            --           11
   Professional Fees                         31           3             1           21
   Organizational Costs                      --          16             4           --
   Miscellaneous Expenses                     3           3             1            8
----------------------------------------------------------------------------------------
      Total Expenses                      2,264         161            50        1,439
----------------------------------------------------------------------------------------
      Less Waivers:
        Investment Adviser Fee              (58)        (18)          (10)        (125)
        Management Fee                     (157)         (9)           (2)        (116)
        Shareholder Servicing Fee          (266)        (14)           (5)        (197)
----------------------------------------------------------------------------------------
            Total Waivers                  (481)        (41)          (17)        (438)
----------------------------------------------------------------------------------------
      Total Net Expenses                  1,783         120            33        1,001
----------------------------------------------------------------------------------------
   Net Investment Income (Loss)             428         (58)           33        5,851
----------------------------------------------------------------------------------------
Net Realized Gain (Loss) on Investments (21,478)     (2,035)           12          576
Change in Unrealized Appreciation
   (Depreciation) on Investments        (31,683)       (833)         (430)       8,053
----------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
   on Investments                       (53,161)     (2,868)         (418)       8,629
----------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
   Resulting from Operations           $(52,733)    $(2,926)        $(385)     $14,480
========================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(1) THE STRATEGIC GROWTH FUND COMMENCED OPERATIONS ON JULY 1, 2002.
(2) THE TAX MANAGED EQUITY FUND COMMENCED OPERATIONS ON NOVEMBER 13, 2002.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Bishop Street Funds                    58

Bishop Street Funds
--------------------------------------------------------------------------------


                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                                 (IN THOUSANDS)

                                                     Hawaii                     Treasury
                                                    Municipal        Money        Money
                                                      Bond          Market       Market
                                                      Fund           Fund         Fund
------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest Income                                  $ 8,496        $5,074       $6,057
------------------------------------------------------------------------------------------
   Total Investment Income                            8,496         5,074        6,057
------------------------------------------------------------------------------------------
EXPENSES:
   Investment Adviser Fee                               636           830        1,056
   Management Fee                                       363           553          704
   Shareholder Servicing Fee                            454           692          880
   Distribution Fees, Class A                            81             1           --
   Custody Fees                                          18            28           39
   Transfer Agent Fees                                   57            61           57
   Registration Fees                                     --            --            5
   Trustees Fees                                         16            20           31
   Printing Fees                                         12            17           24
   Professional Fees                                     30            49           62
   Miscellaneous Expenses                                23             3           55
------------------------------------------------------------------------------------------
      Total Expenses                                  1,690         2,254        2,913
------------------------------------------------------------------------------------------
      Less Waivers:
        Investment Adviser Fee                         (283)         (210)        (525)
        Management Fee                                 (236)         (245)        (311)
        Shareholder Servicing Fee                      (272)         (415)        (528)
------------------------------------------------------------------------------------------
            Total Waivers                              (791)         (870)      (1,364)
------------------------------------------------------------------------------------------
      Total Net Expenses                                899         1,384        1,549
------------------------------------------------------------------------------------------
   Net Investment Income                              7,597         3,690        4,508
------------------------------------------------------------------------------------------
Net Realized Gain (Loss) on Investments               1,253             1           (9)
Change in Unrealized Appreciation
   on Investments                                     8,384            --           --
------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
   on Investments                                     9,637             1           (9)
------------------------------------------------------------------------------------------
Increase in Net Assets
   Resulting from Operations                        $17,234        $3,691       $4,499
==========================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

December 31, 2002                      59              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------


                       STATEMENT OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,
                                 (IN THOUSANDS)


                                                                        Equity Fund
------------------------------------------------------------------------------------------

                                                                      2002       2001
------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                                     $    428  $    (28)
   Net Realized Loss on Investments                                  (21,478)  (42,508)
   Change in Unrealized Depreciation
     on Investments                                                  (31,683)  (36,846)
------------------------------------------------------------------------------------------
   Decrease in Net Assets Resulting From Operations                  (52,733)  (79,382)
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
     Institutional Class Shares                                         (420)       --
------------------------------------------------------------------------------------------
        Total Distributions                                             (420)       --
------------------------------------------------------------------------------------------
Changes in Net Assets                                                (53,153)  (79,382)
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class Shares:
     Proceeds from Shares Issued                                      19,672    23,681
     Reinvestments of Cash Distributions                                 246        --
     Cost of Shares Redeemed                                         (53,829)  (30,934)
------------------------------------------------------------------------------------------
        Total Institutional Class Capital Share Transactions         (33,911)   (7,253)
------------------------------------------------------------------------------------------
   Class A Shares:
     Proceeds from Shares Issued                                         459     1,345
     Reinvestments of Cash Distributions                                  --        --
     Cost of Shares Redeemed                                          (1,036)   (6,681)
------------------------------------------------------------------------------------------
        Total Class A Capital Share Transactions                        (577)   (5,336)
------------------------------------------------------------------------------------------
Net Decrease in Net Assets
   From Capital Share Transactions                                   (34,488)  (12,589)
------------------------------------------------------------------------------------------
   Total Decrease in Net Assets                                      (87,641)  (91,971)
------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of Year                                               219,225   311,196
------------------------------------------------------------------------------------------
     End of Year                                                    $131,584  $219,225
==========================================================================================
CAPITAL SHARE TRANSACTIONS:
   Institutional Class Shares:
Shares Issued                                                          2,383     2,228
Shares Issued in Lieu of Cash Distributions                               33        --
Shares Redeemed                                                       (6,627)   (2,933)
------------------------------------------------------------------------------------------
        Total Institutional Class Capital Share Transactions          (4,211)     (705)
------------------------------------------------------------------------------------------
   Class A Shares:
Shares Issued                                                             49       119
Shares Issued in Lieu of Cash Distributions                               --        --
Shares Redeemed                                                         (116)     (626)
------------------------------------------------------------------------------------------
        Total Class A Capital Share Transactions                         (67)     (507)
------------------------------------------------------------------------------------------
Net Decrease in Capital Shares                                        (4,278)   (1,212)
==========================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



Bishop Street Funds                    60

Bishop Street Funds
--------------------------------------------------------------------------------


                       STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE PERIOD ENDED DECEMBER 31,
                                 (IN THOUSANDS)



                                                   Strategic             Tax Managed
                                                 Growth Fund(1)         Equity Fund(2)
------------------------------------------------------------------------------------------

                                                      2002                  2002
------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                    $   (58)               $    33
   Net Realized Gain (Loss) on Investments          (2,035)                    12
   Change in Unrealized Depreciation
     on Investments                                   (833)                  (430)
------------------------------------------------------------------------------------------
   Decrease in Net Assets Resulting From Operations (2,926)                  (385)
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
     Institutional Class Shares                         --                    (33)
------------------------------------------------------------------------------------------
        Total Distributions                             --                     (33)
------------------------------------------------------------------------------------------
Changes in Net Assets                               (2,926)                  (418)
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class Shares:
     Proceeds from Shares Issued                    22,869                 25,278
     Reinvestments of Cash Distributions                --                     --
     Cost of Shares Redeemed                           (44)                  (225)
------------------------------------------------------------------------------------------
        Total Institutional Class Capital
           Share Transactions                       22,825                 25,053
------------------------------------------------------------------------------------------
Net Increase in Net Assets
   From Capital Share Transactions                  22,825                 25,053
------------------------------------------------------------------------------------------
   Total Increase in Net Assets                     19,899                 24,635
------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of Period                                --                     --
------------------------------------------------------------------------------------------
     End of Period                                 $19,899                $24,635
==========================================================================================
CAPITAL SHARE TRANSACTIONS:
   Institutional Class Shares:
Shares Issued                                        2,308                  2,527
Shares Issued in Lieu of Cash Distributions             --                     --
Shares Redeemed                                         (5)                   (22)
------------------------------------------------------------------------------------------
        Total Institutional Class Capital
           Share Transactions                        2,303                  2,505
------------------------------------------------------------------------------------------
Net Increase in Capital Shares                       2,303                  2,505
==========================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(1) THE STRATEGIC GROWTH FUND COMMENCED OPERATIONS ON JULY 1, 2002.
(2) THE TAX MANAGED EQUITY FUND COMMENCED OPERATIONS ON NOVEMBER 13, 2002.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

December 31, 2002                      61              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------


                       STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,
                                 (IN THOUSANDS)


                                                      High Grade        Hawaii Municipal
                                                      Income Fund           Bond Fund
------------------------------------------------------------------------------------------
                                                   2002       2001      2002      2001
------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income                         $  5,851  $  6,378  $  7,597  $  7,201
   Net Realized Gain on Investments                   576     1,195     1,253        28
   Change in Unrealized Appreciation
      (Depreciation) on Investments                 8,053     1,327     8,384      (704)
------------------------------------------------------------------------------------------
Increase in Net Assets Resulting From Operations   14,480     8,900    17,234     6,525
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
     Institutional Class Shares                    (5,833)   (6,364)   (6,293)   (6,093)
     Class A Shares                                   (17)      (12)   (1,289)   (1,097)
   Capital Gains:
     Institutional Class Shares                        --        --      (600)       --
     Class A Shares                                    --        --      (133)       --
------------------------------------------------------------------------------------------
         Total Distributions                       (5,850)   (6,376)   (8,315)   (7,190)
------------------------------------------------------------------------------------------
Changes in Net Assets                               8,630     2,524     8,919      (665)
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class Shares:
     Proceeds from Shares Issued                   23,640    11,003    22,766    17,040
     Reinvestments of Cash Distributions            1,748     1,688       945       765
     Cost of Shares Redeemed                      (19,891)  (18,682)  (17,946)  (15,009)
------------------------------------------------------------------------------------------
         Total Institutional Class Capital
            Share Transactions                      5,497    (5,991)    5,765     2,796
------------------------------------------------------------------------------------------
   Class A Shares:
     Proceeds from Shares Issued                      169       408     4,677    13,561
     Reinvestments of Cash Distributions               14        10       613       406
     Cost of Shares Redeemed                         (110)     (124)   (3,936)   (3,245)
------------------------------------------------------------------------------------------
         Total Class A Capital Share Transactions      73       294     1,354    10,722
------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets From
   Capital Share Transactions                       5,570    (5,697)    7,119    13,518
------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets         14,200    (3,173)   16,038    12,853
------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Year                              124,741   127,914   167,705   154,852
------------------------------------------------------------------------------------------
   End of Year                                   $138,941  $124,741  $183,743  $167,705
==========================================================================================
CAPITAL SHARE TRANSACTIONS:
   Institutional Class Shares:
Shares Issued                                       2,310     1,104     2,089     1,577
Shares Issued in Lieu of Cash Distributions           170       169        86        70
Shares Redeemed                                    (1,934)   (1,871)   (1,629)   (1,389)
------------------------------------------------------------------------------------------
         Total Institutional Class Capital
            Share Transactions                        546      (598)      546       258
------------------------------------------------------------------------------------------
   Class A Shares:
Shares Issued                                          17        42       429     1,256
Shares Issued in Lieu of Cash Distributions             1         1        56        38
Shares Redeemed                                       (11)      (13)     (359)     (301)
------------------------------------------------------------------------------------------
         Total Class A Capital Share Transactions       7        30       126       993
------------------------------------------------------------------------------------------
Net Increase (Decrease) in Capital Shares             553      (568)      672     1,251
==========================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Bishop Street Funds                     63

Bishop Street Funds
--------------------------------------------------------------------------------


                       STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,
                                 (IN THOUSANDS)


                                                  Money Market                 Treasury Money Market
                                                      Fund                             Fund
-----------------------------------------------------------------------------------------------------------

                                                  2002             2001          2002          2001
-----------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income                     $    3,690       $  12,923     $   4,508   $    15,870
   Net Realized Gain (Loss) on Investments            1             (19)           (9)           32
-----------------------------------------------------------------------------------------------------------
   Increase in Net Assets Resulting
       From Operations                            3,691          12,904         4,499        15,902
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
     Institutional Class Shares                  (3,687)        (12,916)       (4,508)      (15,884)
     Class A Shares (1)                              (3)            (12)           --            --
-----------------------------------------------------------------------------------------------------------
        Total Distributions                      (3,690)        (12,928)       (4,508)      (15,884)
-----------------------------------------------------------------------------------------------------------
Changes in Net Assets                                 1             (24)           (9)           18
-----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (ALL AT $1.00 PER SHARE):
   Institutional Class Shares:
     Proceeds from Shares Issued                498,190         660,031       879,834     1,218,934
     Reinvestments of Cash Distributions             60             251            25            66
     Cost of Shares Redeemed                   (569,687)       (656,001)     (920,594)   (1,302,208)
-----------------------------------------------------------------------------------------------------------
        Total Institutional Class Capital
           Share Transactions                   (71,437)          4,281       (40,735)      (83,208)
-----------------------------------------------------------------------------------------------------------
   Class A Shares: (1)
     Proceeds from Shares Issued                      9             969            --            --
     Reinvestments of Cash Distributions              3              12            --            --
     Cost of Shares Redeemed                       (325)           (481)           --            --
-----------------------------------------------------------------------------------------------------------
        Total Class A Capital
           Share Transactions                      (313)            500            --            --
-----------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
   From Capital Share Transactions              (71,750)          4,781       (40,735)      (83,208)
-----------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets      (71,749)          4,757       (40,744)      (83,190)
-----------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of Year                          310,435         305,678       372,422       455,612
-----------------------------------------------------------------------------------------------------------
     End of Year                              $ 238,686       $ 310,435     $ 331,678   $   372,422
===========================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

(1) COMMENCED OPERATIONS ON MAY 1, 2001.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


December 31, 2002                      63              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS ENDED DECEMBER 31,


                              INVESTMENT ACTIVITIES                    DISTRIBUTIONS FROM
                     --------------------------------------------    ----------------------
                     NET ASSET                      NET REALIZED                                  NET ASSET
                      VALUE,            NET        AND UNREALIZED        NET                       VALUE,
                     BEGINNING      INVESTMENT     GAIN (LOSS) ON    INVESTMENT     CAPITAL        END OF
                     OF PERIOD     INCOME (LOSS)     INVESTMENTS       INCOME        GAINS         PERIOD
                     ---------     -------------   --------------    ----------     -------       --------
-----------
EQUITY FUND
-----------
INSTITUTIONAL CLASS SHARES:
2002(1)                $10.08         $ 0.02          $(2.55)          $(0.02)       $   --        $ 7.53
2001                    13.55             --           (3.47)              --            --         10.08
2000                    17.88             --           (2.77)              --         (1.56)        13.55
1999(1)                 15.28             --            3.68               --         (1.08)        17.88
1998                    12.06           0.05            3.88            (0.05)        (0.66)        15.28
CLASS A SHARES:
2002(1)                $10.01         $   --          $(2.52)          $   --        $   --        $ 7.49
2001                    13.49          (0.07)          (3.41)              --            --         10.01
2000                    17.87             --           (2.82)              --         (1.56)        13.49
1999(2)                 15.74             --            3.19               --         (1.06)        17.87
---------------------
STRATEGIC GROWTH FUND
---------------------
INSTITUTIONAL CLASS SHARES:
2002(3)                $10.00         $(0.03)         $(1.33)          $   --        $   --        $ 8.64
-----------------------
TAX MANAGED EQUITY FUND
-----------------------
INSTITUTIONAL CLASS SHARES:
2002(4)                $10.00         $ 0.01          $(0.17)          $(0.01)       $   --        $ 9.83
---------------------
HIGH GRADEINCOME FUND
---------------------
INSTITUTIONAL CLASS SHARES:
2002                   $10.00         $ 0.46          $ 0.67           $(0.46)       $   --        $10.67
2001                     9.81           0.50            0.19            (0.50)           --         10.00
2000                     9.39           0.52            0.42            (0.52)           --          9.81
1999                    10.43           0.48           (0.92)           (0.50)        (0.10)         9.39
1998                    10.23           0.54            0.37            (0.54)        (0.17)        10.43
CLASS A SHARES:
2002                   $ 9.96         $ 0.43          $ 0.66           $(0.43)       $   --        $10.62
2001                     9.76           0.48            0.19            (0.47)           --          9.96
2000                     9.35           0.52            0.38            (0.49)           --          9.76
1999(2)                  9.69           0.19           (0.19)           (0.24)        (0.10)         9.35
--------------------------
HAWAII MUNICIPAL BOND FUND
--------------------------
INSTITUTIONAL CLASS SHARES:
2002                   $10.66         $ 0.47          $ 0.57           $(0.46)       $(0.04)       $11.20
2001                    10.70           0.49           (0.04)           (0.49)           --         10.66
2000                     9.98           0.50            0.72            (0.50)           --         10.70
1999                    10.77           0.48           (0.75)           (0.50)        (0.02)         9.98
1998                    10.67           0.51            0.10            (0.51)           --         10.77
CLASS A SHARES:
2002                   $10.66         $ 0.44          $ 0.58           $(0.44)       $(0.04)       $11.20
2001                    10.69           0.46           (0.02)           (0.47)           --         10.66
2000                     9.97           0.46            0.73            (0.47)           --         10.69
1999(2)                 10.42           0.26           (0.44)           (0.25)        (0.02)         9.97

  + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL
    RETURN DOES NOT REFLECT THE SALES CHARGE ON CLASS A SHARES. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
 *  ANNUALIZED.


Bishop Street Funds                    64

                                                    RATIO OF    RATIO OF EXPENSES   RATIO OF NET      RATIO OF NET
                                   NET ASSETS,     EXPENSES TO      TO AVERAGE       INVESTMENT      INVESTMENT INCOME
                                     END OF          AVERAGE        NET ASSETS     INCOME (LOSS)    (LOSS) TO AVERAGE      PORTFOLIO
                       TOTAL         PERIOD            NET         EXCLUDING FEE    TO AVERAGE         NET ASSETS           TURNOVER
                      RETURN+         (000)          ASSETS           WAIVERS        NET ASSETS   EXCLUDING FEE WAIVERS       RATE
                     --------      -----------     -----------  -----------------  -------------  ---------------------    ---------




                      (25.06)%       $129,981         1.00%             1.27%           0.24 %            (0.03)%              60%
                      (25.61)         216,412         1.00              1.27              --              (0.27)               86
                      (16.20)         300,565         1.00              1.28           (0.23)             (0.51)               52
                       24.37          391,227         1.00              1.27           (0.01)             (0.28)               58
                       33.05          101,817         1.00              1.32            0.38               0.06                41

                      (25.17)%       $  1,603         1.25%             1.52%          (0.02)%            (0.29)%              60%
                      (25.80)           2,813         1.25              1.52           (0.29)             (0.56)               86
                      (16.49)          10,631         1.25              1.53           (0.51)             (0.79)               52
                       20.52              583         1.25*             1.61*          (0.33)*            (0.69)*              58




                      (13.60)%       $ 19,899         1.25%*            1.67%*         (0.61)%*           (1.03)%*             50%




                       (1.57)%       $ 24,635         1.00%*            1.50%*          0.99 %*            0.49 %*              1%




                       11.54%        $138,516         0.76%             1.09%           4.45 %             4.12 %              19%
                        7.16          124,416         0.76              1.09            5.02               4.69                89
                       10.25          127,888         0.77              1.14            5.41               5.04                88
                       (4.34)         127,881         0.80              1.19            5.12               4.73                56
                        9.09           24,901         0.80              1.21            5.21               4.80                98

                       11.19%        $    425         1.01%             1.34%           4.21 %             3.88%               19%
                        7.02              325         1.01              1.34            4.72               4.39                89
                        9.85               26         1.02              1.39            5.24               4.87                88
                       (0.05)               1         1.05*             1.87*           4.89*              4.07*               56




                       10.02%        $150,287         0.45%             0.89%           4.23%              3.79%               26%
                        4.24          137,206         0.45              0.88            4.54               4.11                 4
                       12.61          134,901         0.44              0.92            4.89               4.41                19
                       (2.65)         141,341         0.41              0.99            4.79               4.21                14
                        5.84           35,751         0.41              1.01            4.74               4.14                21

                        9.75%        $ 33,456         0.70%             1.14%           3.98%              3.54%               26%
                        4.13           30,499         0.70              1.13            4.29               3.86                 4
                       12.34           19,951         0.69              1.17            4.63               4.15                19
                       (1.76)           6,131         0.66*             1.24*           4.89*              4.31*               14

(1) PER SHARE NET INVESTMENT INCOME AMOUNT CALCULATED USING AVERAGE SHARES.
(2) COMMENCED OPERATIONS ON JUNE 14, 1999.
(3) COMMENCED OPERATIONS ON JULY 1, 2002.
(4) COMMENCED OPERATIONS ON NOVEMBER 13, 2002.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

December 31, 2002                      65              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS ENDED DECEMBER 31,



                              INVESTMENT ACTIVITIES                    DISTRIBUTIONS FROM
                     --------------------------------------------    ----------------------
                     NET ASSET                                                                   NET ASSET
                      VALUE,            NET         NET REALIZED        NET                        VALUE,
                     BEGINNING      INVESTMENT     GAIN (LOSS) ON    INVESTMENT     CAPITAL        END OF
                     OF PERIOD        INCOME         INVESTMENTS       INCOME        GAINS         PERIOD
                     ---------     -------------   --------------    ----------     -------       --------
-----------------
MONEY MARKET FUND
-----------------
INSTITUTIONAL CLASS SHARES:
2002                    $1.00          $0.01            $ --           $(0.01)         $ --         $1.00
2001                     1.00           0.04              --            (0.04)           --          1.00
2000                     1.00           0.06              --            (0.06)           --          1.00
1999                     1.00           0.05              --            (0.05)           --          1.00
1998                     1.00           0.05              --            (0.05)           --          1.00
CLASS A SHARES:
2002                    $1.00          $0.01            $ --           $(0.01)         $ --         $1.00
2001(1)                  1.00           0.02              --            (0.02)           --          1.00
--------------------------
TREASURY MONEY MARKET FUND
--------------------------
INSTITUTIONAL CLASS SHARES:
2002                    $1.00          $0.01            $ --           $(0.01)         $ --         $1.00
2001                     1.00           0.04              --            (0.04)           --          1.00
2000                     1.00           0.06              --            (0.06)           --          1.00
1999                     1.00           0.05              --            (0.05)           --          1.00
1998                     1.00           0.05              --            (0.05)           --          1.00


  + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
    RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
 *  ANNUALIZED.
(1) COMMENCED OPERATIONS ON MAY 1, 2001.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

Bishop Street Funds

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Bishop Street Funds                              66

--------------------------------------------------------------------------------

                                                    RATIO OF    RATIO OF EXPENSES   RATIO OF NET      RATIO OF NET
                                   NET ASSETS,     EXPENSES TO      TO AVERAGE       INVESTMENT      INVESTMENT INCOME
                                     END OF          AVERAGE        NET ASSETS     INCOME (LOSS)    (LOSS) TO AVERAGE
                       TOTAL         PERIOD            NET         EXCLUDING FEE    TO AVERAGE         NET ASSETS
                      RETURN+         (000)          ASSETS           WAIVERS        NET ASSETS   EXCLUDING FEE WAIVERS
                     --------      -----------     -----------  -----------------  -------------  ---------------------





                         1.34%       $238,498         0.50%             0.81%           1.33%              1.02%
                         3.86         309,935         0.50              0.82            3.71               3.39
                         6.13         305,678         0.50              0.83            5.95               5.62
                         4.88         284,291         0.50              0.84            4.78               4.44
                         5.26         268,318         0.50              0.81            5.12               4.81

                         1.08%       $    188         0.75%             1.06%           1.10%              0.79%
                         1.96             500         0.75*             1.07*           2.66*              2.34*




                         1.29%       $331,678         0.44%             0.83%           1.28%              0.89%
                         3.68         372,422         0.44              0.85            3.68               3.27
                         5.89         455,612         0.44              0.82            5.73               5.35
                         4.65         331,064         0.44              0.85            4.56               4.15
                         5.10         299,844         0.44              0.84            4.98               4.58

December 31, 2002                      67              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
     The Bishop Street Funds (the "Trust") are registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Bishop Street Funds consist of a series of seven funds (the "Funds") which includes the Equity Fund, Strategic Growth Fund, Tax Managed Equity Fund, High Grade Income Fund, Hawaii Municipal Bond Fund, Money Market Fund and the Treasury Money Market Fund. Class A Shares of the Equity, High Grade Income and Hawaii Municipal Bond Funds are subject to a sales load as disclosed in the prospectus. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Trust.

SECURITY VALUATION
     Bishop Street Funds' investments in equity securities which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sale price on the principal exchange on which they are traded on valuation date; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity which are actively traded are valued by an independent pricing service at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general Trustee supervision.
     Investment securities held by the Money Market and Treasury Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
     Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold adjusted for the accretion and amortization of the purchase discounts and premiums during the respective holding periods. Interest income is recorded on the accrual basis; dividend income is recorded on ex-dividend date.


Bishop Street Funds                    68

--------------------------------------------------------------------------------
DISCOUNTS AND PREMIUMS
   Discounts and premiums are accreted or amortized over the life of each security and are recorded as interest income for each of the Funds using the scientific interest method, which approximates the effective interest method.

REPURCHASE AGREEMENTS
   Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until the maturity of the repurchase agreement. Provisions of repurchase agreements and procedures adopted by the Adviser ensure that the market value of the collateral is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

EXPENSES
   Expenses that are directly related to one of the Funds are charged directly to that Fund. Class specific expenses, such as the distribution fees, are borne by that class. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets. Income, other expenses and realized and unrealized gains and losses of a fund are allocated to the respective classes on the basis of relative net assets each day.

DISTRIBUTIONS TO SHAREHOLDERS
   Distributions from net investment income are declared daily and paid on a monthly basis for the High Grade Income Fund, Hawaii Municipal Bond Fund, Money Market Fund and Treasury Money Market Fund. The Equity Fund, Strategic Income Fund and Tax Managed Equity Fund declare and pay distributions from net investment income on a quarterly basis. Any net realized capital gains will be distributed at least annually for all Funds.

USE OF ESTIMATES IN THE  PREPARATION OF FINANCIAL  STATEMENTS
     The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.


December 31, 2002                      69              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------

3. INVESTMENT ADVISORY AGREEMENT

   Investment advisory services are provided to the Funds by Bishop Street Capital Management (the "Adviser"). The Adviser is entitled to receive an annual fee of 0.74% of the average daily net assets of the Equity, Strategic Growth and the Tax Managed Equity Funds, 0.55% of the average daily net assets of the High Grade Income Fund, 0.35% of the average daily net assets of the Hawaii Municipal Bond Fund, and 0.30% of the Money Market and Treasury Money Market Funds. The Adviser may from time to time waive a portion of its fee in order to limit the operating expenses of a Fund.
   BNP Paribas Asset Management Inc. ("BNP PAM") serves as the investment sub-adviser for the Strategic Growth Fund, pursuant to a sub-adviser agreement. BNP PAM is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.37% of the average daily net assets of the Strategic Growth Fund.
   Wellington Management Company, LLP ("Wellington") serves as the investment sub-adviser for the Money Market Fund and the Treasury Money Market Fund (collectively, the "Money Market Funds"), pursuant to a sub-adviser agreement. Wellington is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.075% of the average daily net assets of the Money Market Funds up to $500 million and 0.020% of the average daily net assets of the Money Market Funds in excess of $500 million.

4. ADMINISTRATIVE,  TRANSFER  AGENT AND  DISTRIBUTION  SERVICES

     Pursuant to an administration agreement dated January 27, 1995, (the "Agreement") SEI Investments Global Funds Services ("GFS"), formerly known as SEI Investments Mutual Funds Services, a wholly owned subsidiary of SEI Investments Company, acts as the Trust's Administrator. Under the terms of the Agreement, GFS is entitled to receive an annual fee of 0.20% of the average daily net assets of the Funds. GFS has voluntarily agreed to waive a portion of its fee in order to limit operating expenses.
   Pursuant to an agreement dated January 30, 1995, DST Systems, Inc. ("DST") acts as the Transfer Agent of the Trust. As such, DST provides transfer agency, dividend disbursing and shareholder services to the Trust.
   SEI Investments Distribution Co. ("SIDCO"), a wholly owned subsidiary of SEI Investments Company, acts as the Trust's Distributor pursuant to a distribution agreement dated June 10, 1999. The Funds have adopted a Distribution Plan on behalf of Class A Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that Class A Shares will bear the cost of their distribution expenses. The Distributor, as compensation for its services under the Plan, receives a distribution fee, computed daily and payable monthly, of 0.25% of the average daily net assets attributable to each Fund's Class A Shares.


Bishop Street Funds                    70

--------------------------------------------------------------------------------


   The Trust has adopted and entered into a shareholder service plan and agreement with SIDCO. Each Fund pays to SIDCO a shareholder servicing fee at an annual rate of 0.25% of the average daily net asset value of all shares of each fund, which is computed daily and paid monthly. Under the shareholder service plan, SIDCO may perform, or may compensate other service providers for performing various shareholder and administrative services. SIDCO may also retain as profit any difference between the fee it receives and amount it pays to third parties. For the period, SIDCO paid the entire amount of fees received under the shareholder service plan to First Hawaiian Bank for shareholder services performed for the Funds. SIDCO has voluntarily agreed to waive a portion of its fee in order to limit operating expenses.
   Certain officers of the Trust are also officers of the Administrator. Such officers are paid no fees by the Trust.

5.  SECURITIES LENDING

   The Equity and High Grade Income Funds loaned securities to certain brokers, dealers and other financial institutions who paid the Funds negotiated lenders' fees. The Funds received cash collateral, letters of credit or U.S. Government securities against the loaned securities in an amount equal to 102% of the market value of the loaned securities at the inception of each loan. The loans were, and at all times will be, collateralized in an amount equal to at least 100% of the market value of the securities loaned. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The market value of the securities on loan at December 31, 2002 for the Equity Fund and the High Grade Income Fund was approximately $11,361,000 and $37,770,000, respectively. Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. The collateral purchased with cash received with respect to such loans were as follows:

EQUITY FUND                          Par (000)               Value (000)
                                   -------------          ----------------
Corporate Obligations
   AMEX Centurion Bank, MTN
     1.390%, 09/24/03                  $1,177                $ 1,177
   Bear Stearns, MTN
     1.473%, 02/03/03                   2,354                  2,354
   Washington Mutual Bank
     1.430%, 11/26/03                   1,177                  1,177
                                                             --------

Total Corporate Obligations                                    4,708
                                                             --------

December 31, 2002                      71              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------
EQUITY FUND (CONTINUED)                       Par (000)             Value (000)
                                             -----------           -------------

Cash Equivalents
   Janus Money Market Fund                      $1,177                $ 1,177
   Merrill Lynch Premier Institutional Fund      1,177                  1,177
   Merrimac Cash Fund                            2,354                  2,354
                                                                      -------
Total Cash Equivalents                                                  4,708
                                                                      -------
Repurchase Agreement
   Bank of America, 1.380%,
     date 12/31/02, matures 01/02/03,
     repurchase price $2,425,461
     (collateralized by a Collateralized
     Mortgage Obligation, total par value
     $2,816,389, 0.333%, matures 09/25/32;
     total market value $2,473,686)              2,425                  2,425
                                                                      -------
Total Repurchase Agreement                                              2,425
                                                                      -------
                                                                      $11,841
                                                                      -------
HIGH GRADE INCOME FUND
Corporate Obligations
   AMEX Centurion Bank, MTN
     1.390%, 09/24/03                            3,823                  3,823
   Bear Stearns, MTN
     1.473%, 02/03/03                            7,646                  7,646
   Washington Mutual Bank
     1.430%, 11/26/03                            3,823                  3,823
                                                                      -------
Total Corporate Obligations                                            15,292
                                                                      -------
Cash Equivalents
   Janus Money Market Fund                       3,823                  3,823
   Merrill Lynch Premier Institutional Fund      3,823                  3,823
   Merrimac Cash Fund                            7,646                  7,646
                                                                      -------
Total Cash Equivalents                                                 15,292
                                                                      -------

Bishop Street Funds                    72

--------------------------------------------------------------------------------

HIGH GRADE INCOME
FUND (CONTINUED)                              Par (000)              Value (000)
                                            ------------            ------------

Repurchase Agreement
   Bank of America, 1.380%,
     date 12/31/02, matures 01/02/03,
      repurchase price $7,878,850
     (collateralized by a Collateralized
      Mortgage Obligation, total par value
      $9,148,740, 0.333%, matures 09/25/32;
      total market value $8,035,503)             $7,878               $ 7,878
                                                                      -------
Total Repurchase Agreement                                              7,878
                                                                      -------
                                                                      $38,462
                                                                      =======

6. ORGANIZATION COSTS

   Certain costs associated with the organization of the Strategic Growth and Tax Managed Equity Funds have been paid by the Funds' Investment Adviser. The Funds will not be required to reimburse the Investment Adviser for such organization costs. These costs, including initial registration costs, were deferred and were charged to expenses during the Funds' first twelve months of operation.

7. INVESTMENT TRANSACTIONS

   The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments for the period ended December 31, 2002 are presented below for the Funds.

December 31, 2002                      73              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------

                             Strategic       Tax        High Grade     Hawaii
                  Equity      Growth       Managed        Income      Municipal
                   Fund        Fund      Equity Fund       Fund       Bond Fund
                   (000)       (000)        (000)          (000)        (000)
                 --------    ---------   ------------   ----------    ----------
Purchases
  U.S.
      Government
      Securities $     --    $    --       $    --        $18,671      $    --
  Other           101,516     32,079        23,777         13,096       55,879

Sales
  U.S.
      Government
      Securities $     --    $    --       $    --        $20,121      $    --
  Other           133,918      9,457           233          4,381       46,031

8. FEDERAL TAX INFORMATION

   It is each Fund's intention to continue to qualify as a regulated investment company for federal income tax purposes and to distribute a majority of its taxable income and net capital gains. Accordingly, no provision for federal income taxes is required. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to net operating losses for tax purposes have been reclassified:

                                 Undistributed
                                      Net                      Paid
                                   Investment                   in
                                     Income                   Capital
                                      (000)                    (000)
                                 -------------                --------
Strategic Growth Fund                  $45                     $(45)

   These reclassifications have no effect on net assets or net asset values per share.


Bishop Street Funds                    74

--------------------------------------------------------------------------------

   The tax character of dividends and distributions paid during the years ended December 31, 2002 and December 31, 2001 were as follows:

                     Ordinary     Tax Exempt      Long-Term
                      Income        Income      Capital Gain       Total
                       (000)         (000)          (000)          (000)
                     --------     ----------    -------------     -------
Equity Fund
   2002                $   420     $   --            $ --         $   420
   2001                     --         --              --              --
Strategic Growth
   Fund
   2002                $    --     $   --            $ --         $    --
Tax Managed Equity
   Fund
   2002                $    33     $   --            $ --         $    33
High Grade Income
   Fund
   2002                $ 5,850     $   --            $ --         $ 5,850
   2001                  6,376         --              --           6,376
Hawaii Municipal
   Bond Fund
   2002                $    --     $7,582            $733         $ 8,315
   2001                     --      7,190              --           7,190
Money Market Fund
   2002                $ 3,690     $   --            $ --         $ 3,690
   2001                 12,928         --              --          12,928
Treasury Money
   Market Fund
   2002                $ 4,508     $   --            $ --         $ 4,508
   2001                 15,884         --              --          15,884

December 31, 2002                      75              www.bishopstreetfunds.com

Bishop Street Funds
----------------------------------------------------------------------------------------------
     As of December 31, 2002, the components of Distributable Earnings
(Accumulated Losses) on a tax basis were as follows:
                                                                                      Treasury
                                Strategic     Tax     High Grade   Hawaii     Money     Money
                     Equity      Growth     Managed     Income    Municipal   Market    Market
                      Fund        Fund    Equity Fund    Fund     Bond Fund    Fund      Fund
                      (000)       (000)      (000)       (000)      (000)      (000)     (000)
                     -------    --------- ----------- ----------  ---------   -------  --------
Undistributed
   ordinary
   income          $      7     $    --     $  15       $    3    $    --      $ --       $ 15
Undistributed
   tax exempt
   income                --          --        --           --          1        --         --
Undistributed
   long-term
   capital gain          --          --        --           --        165        --         --
Capital loss
   carryforwards
   expiring:
   Dec. 2005             --          --        --           --         --        (2)        --
   Dec. 2008             --          --        --       (2,069)        --        (2)        --
   Dec. 2009        (38,258)         --        --           --         --       (19)        --
   Dec. 2010        (25,686)     (1,359)       --           --         --        --        (12)
Post-October
   Losses            (3,363)       (227)       --           --         --        --         --
Unrealized
   appreciation
   (depreciation)   (14,753)     (1,282)     (430)      11,004     12,444        --         --

   For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. During the year ended December 31, 2002, the High Grade Income Fund, the Hawaii Municipal Bond Fund and the Money Market Fund, utilized capital loss carryforwards of $575,505, $354,698, and $293, respectively, to offset realized capital gains.

   Post-October losses represent losses realized on investment transactions from November 1, 2002 through December 31, 2002 that, in accordance with Federal income tax regulations the Funds have elected to defer and treat as having arisen in the following fiscal year.


Bishop Street Funds                    76

--------------------------------------------------------------------------------

   The aggregate gross unrealized appreciation and depreciation of securities held by the Equity Fund, Strategic Growth Fund, Tax Managed Equity Fund, High Grade Income Fund, and Hawaii Municipal Bond Fund for Federal income tax purposes at December 31, 2002 were as follows:
                              Strategic       Tax       High Grade      Hawaii
                   Equity      Growth       Managed       Income       Municipal
                    Fund        Fund      Equity Fund      Fund        Bond Fund
                    (000)       (000)        (000)         (000)         (000)
                  --------    -------       -------      --------      --------
Federal Tax Cost  $145,895    $21,178       $25,067      $126,261      $168,547
                  --------    -------       -------      --------      --------
Gross
   Unrealized
   Appreciation      7,530        770           375        11,006        12,482
Gross
   Unrealized
   Depreciation    (22,283)    (2,052)         (805)           (2)          (38)
                  --------    -------       -------      --------      --------
Net
   Unrealized
   Appreciation
   (Depreciation) $(14,753)   $(1,282)      $  (430)     $ 11,004      $ 12,444
                  ========    =======       =======      ========      ========

9. CONCENTRATION OF CREDIT RISK

   The Hawaii Municipal Bond Fund invests primarily in debt instruments in the state of Hawaii. The issuers' ability to meet their obligations may be affected by economic developments in that state.

December 31, 2002                      77              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees and Shareholders of Bishop Street Funds:


In our opinion, the accompanying statements of net assets for the Strategic Growth Fund, Tax Managed Equity Fund, Hawaii Municipal Bond Fund, Money Market Fund, Treasury Money Market Fund, and the accompanying statements of assets and liabilities, including the schedules of investments, for the Equity Fund and High Grade Income Fund (constituting Bishop Street Funds, hereafter referred to as the "Trust") and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position at December 31, 2002, the results of each of their operations for each of the periods indicated, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2003


Bishop Street Funds                    78

--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS OF BISHOP STREET FUNDS (Unaudited)

     For shareholders that do not have a December 31, 2002 taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 2002 tax year end, please consult your tax advisor as to the pertinence of this notice.
     For the fiscal year ended December 31, 2002, each fund has designated the following items with regard to distributions paid during the year:

                            (A)            (B)             (C)
                          LONG TERM      ORDINARY         (A+B)
                        CAPITAL GAINS     INCOME          TOTAL
                        DISTRIBUTIONS  DISTRIBUTIONS  DISTRIBUTIONS
                        (TAX BASIS)     (TAX BASIS)    (TAX BASIS)
                        -----------     -----------    -----------
FUND
----
Equity                       0%            100%            100%
Strategic Growth             0%              0%              0%
Tax Managed Equity           0%              0%              0%
High Grade Income            0%            100%            100%
Hawaii Municipal Bond        9%              0%              9%
Money Market                 0%            100%            100%
Treasury Money Market        0%            100%            100%

                             (D)           (E)
                         QUALIFYING      TAX EXEMPT
                         DIVIDENDS(1)     INTEREST
                        -------------    ----------
FUND
----
Equity                     100%              0%
Strategic Growth             0%              0%
Tax Managed Equity           0%              0%
High Grade Income            0%              0%
Hawaii Municipal Bond        0%             91%
Money Market                 0%              0%
Treasury Money Market        0%              0%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION.
*   ITEMS (A) AND (B) ARE BASED ON THE PERCENTAGE OF EACH FUND'S TOTAL
    DISTRIBUTION.
** ITEMS (D) AND (E) ARE BASED ON A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS OF EACH FUND.

December 31, 2002                      79              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS




                                                                   TERM OF
                                              POSITION            OFFICE AND
                  PERSONAL                  HELD WITH THE         LENGTH OF
                  INFORMATION(1)               COMPANY           TIME SERVED(2)
----------------------------------------    -------------        ------------

INDEPENDENT BOARD MEMBERS

[Photo Omitted]

                  MR. MARTIN ANDERSON          Trustee            Since 1994
                  79

[Photo Omitted]

                  MR. CHARLES E. CARLBOM       Trustee            Since 1999
                  68


[Photo Omitted]


                  MR. JAMES L. HUFFMAN         Trustee            Since 1999
                  57

[Photo Omitted]

                  MR. PETER F. SANSEVERO       Trustee            Since 1999
                  69

[Photo Omitted]

                  MR. MANUEL R. SYLVESTER      Trustee            Since 1994
                  72

[Photo Omitted]

                  DR.  JOYCE  S.  TSUNODA      Trustee           Since  1994
                  64

Bishop Street Funds                    80

                                                                     (UNAUDITED)
--------------------------------------------------------------------------------

                                                  NUMBER OF
                                                PORTFOLIOS IN
                                                BISHOP STREET        OTHER
                                                FUNDS COMPLEX    DIRECTORSHIPS
                 PRINCIPAL OCCUPATION(S)         OVERSEEN BY        HELD BY
                  DURING PAST 5 YEARS           BOARD MEMBER(3)  BOARD MEMBER(4)
---------------------------------------------   -------------    -------------





PARTNER -- Goodsill, Anderson, Quinn & Stifel         7                None
           since 1951




CHAIRMAN -- B.P.I., Inc. since 1999                   7                None
PRESIDENT AND CEO -- United Grocers, Inc.
                    (1997-1999)
                     Western Family Food, Inc.
                     Western Family Holdings,
                     Inc. (1982-1997)



DEAN & PROFESSOR -- Lewis & Clark Law School          7                None
                    since 1973




REGIONAL DIRECTOR OF THE NORTHWESTERN REGION AND      7                None
  FIRST VICE PRESIDENT -- Merrill Lynch
  (1958-1997)



RETIRED SINCE 1992                                    7                None




CHANCELLOR  FOR COMMUNITY COLLEGES --                 7                None
University of Hawaii since 1983
SENIOR VICE PRESIDENT -- University of Hawaii since 1989


December 31, 2002                      81              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------
Board of Trustees and Officers


                                                                    TERM OF
                                                POSITION(S)        OFFICE AND
                  PERSONAL                     HELD WITH THE       LENGTH OF
                  INFORMATION(1)                  COMPANY         TIME SERVED(2)
--------------------------------------         -------------      ------------

INTERESTED BOARD MEMBERS(5)


[Photo Omitted]
                  MR. PHILLIP H. CHING               Trustee        Since 1994
                  71




                                                     Trustee
[Photo Omitted]                                   Chairman and
                  MR. ROBERT A. NESHER            President of      Since 1998
                  56                                the Board
                                                   of Trustees


[Photo Omitted]
                  HONORABLE WILLIAM S. RICHARDSON    Trustee        Since 1994
                  83




OFFICERS
                  Julia Babik                       Treasurer            2
                  34                              and Controller


                  Peter Golden                      Assistant            1
                  38                                Treasurer




                  John Munch                     Vice President          1
                  31                             and Secretary



Bishop Street Funds                    82

                                                                                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------

                                                       NUMBER OF
                                                     PORTFOLIOS IN
                                                     BISHOP STREET             OTHER
                                                     FUNDS COMPLEX          DIRECTORSHIPS
  PRINCIPAL OCCUPATION(S)                             OVERSEEN BY             HELD BY
    DURING PAST 5 YEARS                              BOARD MEMBER(3)        BOARD MEMBER(4)
-----------------------------------------            -------------          -------------

RETIRED SINCE 1996                                         7                    None
VICE CHAIRMAN -- First Hawaiian Bank
(1968-1996)


                                                                     TRUSTEE OF: THE ADVISORS' INNER CIRCLE
                                                                     FUND, THE ARBOR FUND, EXPEDITION
CURRENTLY PERFORMS VARIOUS SERVICES ON BEHALF OF           7         FUNDS, SEI ASSET ALLOCATION TRUST, SEI
SEI INVESTMENTS FOR WHICH MR. NESHER IS COMPENSATED.                 DAILY INCOME TRUST, SEI INDEX FUNDS,
EXECUTIVE VICE PRESIDENT -- SEI Investments (1986-1994)              SEI INSTITUTIONAL INVESTMENTS TRUST,
DIRECTOR AND EXECUTIVE VICE PRESIDENT OF THE ADVISER,                SEI INSTITUTIONAL MANAGED TRUST,
THE ADMINISTRATOR AND THE DISTRIBUTOR (1981-1994)                    SEI INSTITUTIONAL INTERNATIONAL TRUST,
                                                                     SEI INSURANCE PRODUCTS TRUST,
                                                                     SEI LIQUID ASSET TRUST
                                                                     AND SEI TAX EXEMPT TRUST.



RETIRED SINCE 1992                                         7                    None






Director of Funds Accounting for SEI
Global Funds Services since 2000;Employed by SEI
Investments Global Funds Services since 1993.

Funds Accounting Director of the Administrator             N/A                  N/A
since 2001; Vice President, Funds Administration,
J.P. Morgan Chase & Co., 2000-2001; Vice President,
Fund & Pension Accounting, Chase Manhattan Bank,
1997-2000; Administrative Officer,Mutual Fund
Servicing, Brown Brothers Harriman, 1993-1997.

Vice President and Assistant Secretary of the              N/A                  N/A
Administrator and Distributor since November 2001;
Associate at Howard Rice Nemorovoski Canady Falk
& Rabin, 1998-2001; Associate at Seward & Kissel,
1996-1998.

December 31, 2002                      83             www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------


                                                                    TERM OF
                                                POSITION(S)        OFFICE AND
                  PERSONAL                     HELD WITH THE       LENGTH OF
                  INFORMATION(1)                  COMPANY         TIME SERVED(2)
--------------------------------------         -------------      ------------

                  Sherry K. Vetterlein       Vice President and          2
                  40                        Assistant Secretary




                  Todd B. Cipperman          Vice President and          6
                  36                        Assistant Secretary






                  Lydia A. Gavalis           Vice President and          4
                  38                        Assistant Secretary




                  Timothy D. Barto           Vice President and          2
                  34                        Assistant Secretary



                  William E. Zitelli         Vice President and          2
                  34                         Assistant Secretary





                  Christine M. McCullough    Vice President and          2
                  42                        Assistant Secretary



                  Lori Foo                   Vice President and          1
                  45                        Assistant Secretary

1 EACH TRUSTEE MAY BE CONTACTED BY WRITING TO THE TRUSTEE C/O BISHOP STREET
  FUNDS, PO BOX 3708, HONOLULU, HI 96811. EACH OFFICER MAY BE CONTACTED BY WRITING TO THE OFFICER C/O SEI INVESTMENTS, ONE FREEDOM VALLEY DRIVE,
  OAKS, PA 19456.
2 EACH TRUSTEE SHALL HOLD OFFICE DURING THE LIFETIME OF THIS TRUST UNTIL THE
  ELECTION AND QUALIFICATION OF HIS OR HER SUCCESSOR, OR UNTIL HE OR SHE SOONER DIES, RESIGNS OR IS REMOVED IN ACCORDANCE WITH THE TRUST'S DECLARATION OF TRUST.
3 THE "BISHOP STREET FUNDS COMPLEX" CONSISTS OF ALL REGISTERED INVESTMENT
  COMPANIES FOR WHICH BISHOP STREET CAPITAL MANAGEMENT SERVES AS INVESTMENT ADVISER. AS OF DECEMBER 31, 2002, THE BISHOP STREET FUNDS COMPLEX CONSISTED OF 7 FUNDS

Bishop Street Funds                    84

                                                                                      (UNAUDITED)
-------------------------------------------------------------------------------------------------
                                                       NUMBER OF
                                                     PORTFOLIOS IN
                                                     BISHOP STREET             OTHER
                                                     FUNDSCOMPLEX           DIRECTORSHIPS
  PRINCIPAL OCCUPATION(S)                             OVERSEEN BY             HELD BY
    DURING PAST 5 YEARS                              BOARD MEMBER(3)        BOARD MEMBER(4)
---------------------------------------------        -------------         --------------

Vice President and Assistant Secretary of SEI             N/A                    N/A
Investments Global Funds Services and SEI
Investments Distribution Co. since January 2001;
Shareholder/Partner, Buchanan Ingersoll Professional
Corporation from 1992-2000.

Senior Vice President and General Counsel of SEI          N/A                    N/A
Investments; Senior Vice President, General Counsel
and Secretary of SEI Investments Global Funds Services
and SEI Investments Distribution Co.since 2000;
Vice President and Assistant Secretary of SEI
Investments, SEI Global Funds Services and SEI
Investments Distribution Co. from 1999-2000.

Vice President and Assistant Secretary of SEI             N/A                    N/A
Investments, SEI Investments Global Funds Services
and SEI Investments Distribution Co. since 1998;
Assistant General Counsel and Director of Arbitration,
Philadelphia Stock Exchange from 1989-1998.

Vice President and Assistant Secretary of SEI             N/A                    N/A
Investments Global Funds Services and SEI Investments
Distribution Co. since  1999; Associate, Dechert (law
firm) from 1997-1999; Associate, Richter, Miller & Finn
(law firm) from 1994-1997.

Vice President and Assistant Secretary of SEI             N/A                    N/A
Investments Global Funds Services and SEI Investments
Distribution Co. since 2000; Vice President, Merrill
Lynch & Co. Asset Management Group from
1998 - 2000; Associate at Pepper Hamilton LLP
from 1997-1998.

Vice President and Assistant Secretary of SEI             N/A                    N/A
Investments Global Funds Services and SEI Investments
Distribution Co. since 1999; Associate at White and
Williams LLP from 1991-1999.

Assistant Vice President of First Hawaiian Bank since     N/A                    N/A
2000; Employed by First Hawaiian Bank since 1994.

4 DIRECTORSHIPS OF COMPANIES ARE REQUIRED TO REPORT TO THE SECURITIES AND
  EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934 (I.E., "PUBLIC COMPANIES") OR OTHER INVESTMENT COMPANIES REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. 5 MESSRS. CHING, NESHER AND RICHARDSON ARE TRUSTEES WHO MAY BE DEEMED TO BE AN "INTERESTED PERSON" OF THE TRUST, AS THAT TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. FOR MORE INFORMATION REGARDING THE TRUSTEES AND OFFICERS, PLEASE REFER TO THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS AVAILABLE UPON REQUEST BY CALLING 1-800-262-9565.


December 31, 2002                      85              www.bishopstreetfunds.com

--------------------------------------------------------------------------------
                                      NOTES

--------------------------------------------------------------------------------
                                      NOTES

--------------------------------------------------------------------------------
                                      NOTES

[Background Compass Graphic Omitted]

INVESTMENT ADVISER
BISHOP STREET CAPITAL MANAGEMENT
HONOLULU, HI 96813

ADMINISTRATOR
SEI INVESTMENTS GLOBAL FUNDS SERVICES
OAKS, PA 19456

DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
OAKS, PA 19456

TRANSFER AGENT
DST SYSTEMS, INC.
KANSAS CITY, MO 64141

CUSTODIAN
UNION BANK OF CALIFORNIA, N.A.
SAN FRANCISCO, CA 94104

LEGAL COUNSEL
MORGAN, LEWIS & Bockius LLP
Philadelphia, PA 19103

AUDITORS
PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PA 19103


                          [Bishop Street Logo Omitted]

       For more information about Bishop Street Funds, Call 1-800-262-9565 or your Investment Specialist Visit
                     us online at www.bishopstreetfunds.com

[Bishop Street Logo Omitted]

BISHOP STREET FUNDS
P.O. BOX 3708
HONOLULU, HI 96811

THIS REPORT AND THE FINANCIAL
STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF BISHOP STREET FUNDS' SHAREHOLDERS.
THIS REPORT IS NOT AUTHORIZED FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS
UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE PROSPECTUS.

SHARES OF BISHOP STREET FUNDS ARE
NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED BY FIRST HAWAIIAN BANK OR
ANY OF ITS AFFILIATES. SUCH SHARES ARE
ALSO NOT FEDERALLY INSURED BY THE
FEDERAL DEPOSIT INSURANCE CORPORATION,
THE FEDERAL RESERVE BOARD, OR ANY
OTHER AGENCY. INVESTMENT IN SHARES OF
MUTUAL FUNDS INVOLVES RISK, INCLUDING
THE POSSIBLE LOSS OF PRINCIPAL. THE
BISHOP STREET FUNDS ARE DISTRIBUTED BY
SEI INVESTMENTS DISTRIBUTION CO., WHICH
IS NOT AFFILIATED WITH FIRST HAWAIIAN
BANK, BANK OF THE WEST OR BANCWEST
CORPORATION. BANCWEST CORPORATION IS
A WHOLLY-OWNED SUBSIDIARY OF BNP
PARIBAS.

BSF-AR-006-0800